Front cover:

I am an investor. My money's as good as anybody's. I am no longer on the outside looking in.
I have crossed over.
Blind faith has turned to calculated optimism.
I am an investor.


1997 Annual Report

Transamerica Premier Funds

1

Dear Fellow Shareholders


I last reported to you in the Semi Annual Report how proud I was that Lipper Analytical Services, Inc. rated four Transamerica Premier Funds in the top ten for their respective categories for the 12-month period ending June 30, 1997. Now, I am pleased to be able to tell you that these four funds continued their excellent performance, achieving phenomenal rankings for the 12-month period ending December 31, 1997:

* The Premier Balanced Fund ranked first out of 350 balanced funds, * The Premier Index Fund ranked fifth out of 66 S&P 500 Index funds, * The Premier Cash Reserve Fund ranked sixth out of 304 money market funds, and * The Premier Equity Fund ranked ninth out of 820 growth equity funds.

Lipper Analytical Services, Inc. also ranked the Premier Balanced Fund #1 for 12-month performance for three consecutive quarters in 1997.

Our money management expertise and superior rankings have resulted in very positive publicity for the Transamerica Fund family. Over the course of the year, complimentary articles about the Premier Equity Fund have appeared in Forbes, Kiplingeris, the Wall Street Journal, the New York Post and the Los Angeles Times.

Although past performance is no guarantee of future results, we know that most investors will be considerably more confident about choosing an investment company that achieves and maintains the kind of performance reported by the Transamerica Premier Funds.

I am also very pleased to report that, despite a fourth quarter down-turn in the stock market, our two new funds, the Transamerica Premier Aggressive Growth Fund and the Transamerica Premier Small Company Fund did extremely well, returning 21.8% and 24.9% respectively, for the six-month period from their launch to December 31, 1997. Their performance compares quite favorably to the total return of 10.58% for the S&P 500 Index for the same period.

I hope that by now you have taken advantage of the opportunity to use the automated voice response system on our toll-free telephone line (1-800-89-ASK-US or 1-800-892-7587). Choosing option two gives you round-the-clock automated information including daily fund prices (net asset value) and the yield for the Premier Cash Reserve Fund, as well as information regarding your own account balance.

Phase two of our improved customer service program, which will be implemented before my next report, will allow you to give us transaction instructions including purchases, exchanges and redemptions, 24-hours a day. Information including total returns for all the funds will also be available, and youill have access to detailed information about your own account, including dividend and transaction history, plus many more conveniences.

The Investment Outlook (on page 1) was prepared by the Fundsi Investment Adviser, Transamerica Investment Services, and should prove informative and useful. As you review it, and the rest of this Annual Report, please consider all of the investment opportunities offered by the Transamerica Premier Funds. We will continue to bring you new funds and new services in the coming year. Please call us at 1-800-89-ASK-US (1-800-892-7587) for more information, or with any questions you may have.

Thank you for your continued interest in the Transamerica Premier Funds.

Sincerely,



Nicki Bair
President


An investment in the Transamerica Premier Cash Reserve Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

For the other Premier Funds, the investment return and principal value of an investment will fluctuate so that an investoris shares, when redeemed, may be worth more or less than their original cost.

1

Contents


1

Presidentis Report
Investment Advisor Outlook 1
Investment Management Reports
and Schedules of Investments
Transamerica Premier
Aggressive Growth Fund              2
Transamerica Premier
Small Company Fund                  4
Transamerica Premier
Equity Fund                         6
Transamerica Premier
Index Fund                          8
Transamerica Premier
Bond Fund                           16
Transamerica Premier
Balanced Fund                       18
Transamerica Premier
Cash Reserve Fund          20
Financial Statements
Statements of Assets
and Liabilities                     22
Statements of Operations            24
Statements of Changes
in Net Assets                       26
Financial Highlights                30
Notes to Financial Statements       34
Independent Auditorsi Report        40



1

Investment Adviser Outlook

The U.S. economy has continued its strong growth, with the Asian economic crisis having had little impact as of yet. This strength will begin to dissipate as the effects of the financial collapse in Asia ripple through our domestic markets. For now, though, strong gains in employment and wage increases have continued to boost U.S.
consumers' incomes while pushing confidence to new high levels.
         Shock waves from the Asian economic crisis will affect emerging market economies, effectively slowing growth in the United States. Specifically, the collapse in Asian export markets, coupled with dis-inflationary forces, will moderate corporate profits for non-financial corporations with Asian exposure. At the same time, an increase in risk aversion and lowered global capital market liquidity will likely have a cooling effect on business expectations and lead to increased private sector retrenchment in the coming quarters.
         The most widespread impact from the Asian financial crisis has been pressure on prices. Worldwide commodity prices have fallen dramatically for most goods, from sugar, to lumber, to copper, to oil. Manufactured goods prices are also lower for items which Asian countries are pushing hard to gain export market share, including electronics, steel, and paper.
         Inflation was at low levels before Asian problems reached the crisis stage, and has all but disappeared since fall 1997. Producer price indexes have begun to reflect deflation after prices at the producer level fell 1.3% last year. Consumer prices rose only 1.7% (the ex-food and energy core rate rose just 2.2%), the lowest level since 1965. For 1998, price increases are likely to be negative at the producer level, and rise only nominally at the consumer level. Service sector price increases remain the most resistant to deflation, and continue to rise for most services including air fares, legal and medical fees, and even cable television.

Bond Market
         Monetary policy is expected to be significantly easier in 1998 than it was in 1997. Federal Reserve Chairman Greenspanis concern over the economic implications of rapid deflation suggest that the Fed has dropped its bias toward tightening. Since money growth has been above target levels, liquidity in U.S. markets is not an issue. Even so, the Fed may actually prefer to ease restrictions now that low inflation levels and short-term interest rates have produced a de-facto tightening in monetary policy. And while strong first quarter growth reduces the chances for an early cut in short-term interest rates, a rate cut becomes more likely with any signs of slower economic growth.



         Long-term interest rates will probably head lower during 1998. The bond market has rallied strongly since April 1997, and interest rates have fallen over 150 basis points. With the Fed holding up short-term rates, the yield curve has flattened dramatically, but real long-term interest rates are still about 4% (nearly three times inflation) creating very attractive values in long-term bonds. If the Fed resists cutting short-term rates until the second quarter, a bond market rally could spark a slight yield curve inversion. During the year, long-term rates are expected to fall 75 to 100 basis points.

Stock Market
         1997 was an extraordinary year for the stock market, with the Standard & Poor's 33% total rate of return as of December 31, 1997 summarizing what looks to be the best three-year period for equities in more than 70 years. Although bullish long-term fundamentals remain intact, slower profit growth should cause stock prices to struggle to stay in an up-trend. Certain industries will be more affected than others, and we have already seen the prices of technology, commodity, and aerospace stocks (which are down 30% or so from their highs), begin to discount the impact of both lower sales and profits.
         For the short term, the effects of lower interest rates should serve to offset the earnings growth slowdown, while the decline in bond yields should allow price/earnings multiples (the discount rate on earnings) to expand. For the longer term, the outlook for productivity gains led by expanding technology applications, communications, and re-engineered business practices is still good. We continue to favor the best-managed companies in the technology, leisure, financial products, and health care industries.



1

#

2

Transamerica Premier Aggressive Growth Fund
Portfolio Manager, Philip Treick


2

Fund Performance
The first six months of operation for the Transamerica Premier Aggressive Growth Fund, launched July 1, 1997, were highly successful. For the six-month period ended December 31, 1997, the Fund posted a total return of 21.80%. In comparison, the total return for the S&P 500 over the same time period was only 10.58%.

Portfolio Manager Comments
Declining interest rates combined with rising corporate profits in 1997 produced a robust domestic equity market with fantastic returns. In fact, the S&P 500 Index performed exceptionally well, beating more than 80% of the active managers tracked by Indata.
         The Premier Aggressive Growth Fund concentrates its holdings in companies which enjoy a competitive advantage in their markets due to the benefits of scale. This can be described as a powerful circle: The bigger you get, the more profitable you become...the more profitable you become the faster you grow...the faster you grow, the bigger you get...and the cycle repeats itself, eventually generating companies which are the low cost manufacturer, low cost marketer, and low cost distributor in their particular market.
         The Premier Aggressive Growth Fundis market beating performance was driven by investments in companies that are known as "scale players." Few companies enjoy the luxury of this positioning, and we try to maximize our ownership positions in ones that do, like Dell Computer, Pixar, Amazon.com, Inc., Intel, Microsoft and Applied Materials.

Portfolio Asset Mix
As of December 31, 1997, the Fund consisted of:

Common Stocks              90.3%
Cash and
  Cash Equivalents         9.6%
Other                      0.1%
Total                      100.0%


Going Forward
The weakness in Asian markets that occurred during the last quarter of 1997 will almost certainly have a negative effect on overall corporate profitability, making investment selection particularly crucial to equity performance. I believe that such an environment will foster a "stock pickers" market. Since our investment style is well suited to perform in this type of market, we will continue to search for and strengthen our holdings in world class companies that meet our criteria.
         Thank you for your continued investment in the Transamerica Premier Aggressive Growth Fund.

2

Comparison Of Change In Value Of A $10,000 Investment In
Transamerica Premier Aggressive Growth Fund With The S&P 500 Index**


2

                                    Total Returns             One Year
                                    as of December 31, 1997   Since Inception*  Total Return
Premier Aggressive Growth  Fund             21.80%                     N/A
S&P 500 Index                               10.58%                     N/A


2

Premier Aggressive Growth Fund  ($12,180 at 12/31/97)
S&P 500 Index ($11,058 at 12/31/97)

2

The Standard & Pooris 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 *       July 1, 1997.
** Hypothetical illustration of $10,000 invested at inception (July 1, 1997), assuming reinvestment of dividends and capital gains at net asset value through December 31, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.

3

Transamerica Premier Aggressive Growth Fund
Schedule of Investments - December 31, 1997


3


                                                                                        Market
                                                              Shares                    Value
                                                              Shares or
                                                              Principal                 Market
                                                              Amount                    Value


3

COMMON STOCKS - 90.3%
APPAREL - 3.1%
Nike, Inc.                                                    10,000                    $  392,500
BUSINESS SERVICES - 5.7%
Envoy Corporation (a)                                         25,000                    728,125
CHEMICALS - 5.7%
Monsanto Company                                     17,500                     735,000
COMMERCIAL SERVICES - 3.0%
Quintiles Transnational Corp. (a)                             10,000                    382,500
COMPUTERS & BUSINESS EQUIPMENT - 16.4%
Cisco Systems, Inc. (a)                                       7,500                     418,125
Dell Computer Corporation (a)                                 20,000                    1,680,000
                                                                                        2,098,125
DRUGS & HEALTH CARE - 3.5%
Alternative Living Services, Inc. (a)                         15,000                    443,438
ELECTRONICS - 10.9%
Applied Materials, Inc. (a)                                            23,000                    692,875
Intel Corporation                                             10,000                    702,500
                                                                                        1,395,375
FINANCIAL SERVICES - 5.7%
Charles Schwab Corporation                           9,000                      377,438
Franklin Resources, Inc.                                      4,000                     347,750
                                                                                        725,188
HOTELS & RESTAURANTS - 2.1%
Mirage Resorts, Inc. (a)                                      12,000                    273,000
INSURANCE - 3.0%
20th Century Industries                                       15,000                    390,000
LEISURE TIME - 10.1%
Pixar, Inc. (a)                                               36,500                    789,312
Speedway Motorsports, Inc. (a)                                20,000                    496,250
                                                                                        1,285,562

REAL ESTATE OPERATIONS - 5.2%
CCA Prison Realty Trust                                       15,000     $                 669,375
RETAIL - 10.8%
Amazon.com, Inc. (a)                                          15,000                    903,750
Fred Meyer, Inc. (a)                                          13,020                    473,602
                                                                                        1,377,352
SOFTWARE - 5.1%
Microsoft Corporation (a)                                     5,000                     646,250
TOTAL COMMON STOCKS
(cost $10,259,327)                                                                      11,541,790
U.S. GOVERNMENT AGENCY SECURITY - 4.9%
Federal Home Loan Mortgage Discount Notes
(cost $624,271)     5.250%   01/09/98       $                 625,000                   624,271
REPURCHASE AGREEMENT - 4.7%
State    Street Bank and Trust Company, 4.75%, due 01/02/98,  (collateralized by
         $465,000 par value U.S. Treasury Bond, 8.5%, due 02/15/20, with a
         value of $616,561, cost $600,000)                    600,000                   600,000
TOTAL INVESTMENTS - 99.9%
(cost $11,483,598)*                                                                     12,766,061
OTHER ASSETS LESS LIABILITIES - 0.1%                                            14,292
NET ASSETS - 100.0%                                                                     $12,780,353

(a) non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,857,509 and $575,046, respectively. Net unrealized appreciation for tax purposes is $1,282,463.

3

#

3

See notes to financial statements

4

Transamerica Premier Small Company Fund
Portfolio Manager, Philip Treick

4

Fund Performance
The Transamerica Premier Small Company Fund, launched on July 1, 1997, provided excellent returns in the first six months of operation. The Fund posted a total return of 24.90%, while the total return for the S&P 500 was only 10.58% for the six-month period ended December 31, 1997. The Russell 2000 Index, often used as a benchmark for small-company funds, had a total return of 11.03% for the same time period. Portfolio Manager Comments The Premier Small Company Fund invests in companies that are on the verge of achieving competitive advantage. Similar to the Premier Aggressive Growth Fund, this advantage over the competition occurs when a company becomes the low cost manufacturer, the low cost marketer and the low cost distributor in a specific market.
         The Premier Small Company Fundis outstanding performance was a result of investing in companies with this competitive advantage. Examples of such companies in the Premier Small Company portfolio are: Envoy Corporation, Amazon.com, Inc., Pixar, CCA Prison Realty Trust, and Alternative Living Services.

Portfolio Asset Mix
As of December 31, 1997, the Fund consisted of:

Common Stocks              88.8%
Cash and
  Cash Equivalents         10.3%
Other                      .9%
Total                      100.0%


Going Forward
Small company valuations are particularly sensitive to movements in interest rates, making them generally more volatile than larger companies. However, some small companies are poised to grow even in periods of lower inflation and slow economic growth like we expect during 1998, which can produce higher valuation multiples.
         The Premier Small Company Fund is positioned well for this type of environment and we are actively searching for more companies that fit our profile. Thank you for your continued investment in the Transamerica Premier Small Company Fund.

4

Comparison Of Change In Value Of A $10,000 Investment In
Transamerica Premier Small Company Fund With The Russell 2000 Index**


4

                                    Total Returns                               One Year
                                    as of December 31, 1997   Since Inception*  Total Return
Premier Small Company Fund                           24.90%                     N/A
Russell 2000 Index                                    11.03%                    N/A


4

Premier Small Company Fund ($12,490 at 12/31/97)
Russell 2000 Index ($11,103 at 12/31/97)

4

The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 7%) in the Russell 3000 Index (an index composed of the 3000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). * July 1, 1997 ** Hypothetical illustration of $10,000 invested at inception (July 1, 1997), assuming reinvestment of dividends and capital gains at net asset value through December 31, 1997.
                  Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.


5

Transamerica Premier Small Company Fund
Schedule of Investments - December 31, 1997

5


                                                                                        Market
                                                     Shares                             Value
                                    Shares or
                                                     Principal                          Market
                                                     Amount                             Value


5

COMMON STOCKS - 88.8%
BUSINESS SERVICES - 5.1%
Envoy Corporation (a)                                19,500                             $  567,938
CHEMICALS - 8.3%
Eco Soil Systems, Inc. (a)                           75,000                             382,031
Minerals Technologies, Inc.                          12,000                             545,250
                                                                                        927,281
COMPUTERS & BUSINESS EQUIPMENT - 2.3%
Dell Computer Corporation (a)                        3,000                              252,000
DRUGS & HEALTH CARE - 4.7%
Alternative Living Services, Inc. (a)                17,500                             517,344
ELECTRONICS - 6.3%
Applied Materials, Inc. (a)                          6,000                              180,750
Intel Corporation                                    4,800                              337,200
Level One Communications, Inc. (a)  6,500                              183,625
                                                                                        701,575
FINANCIAL SERVICES - 1.7%
MoneyGram Payment Systems, Inc. (a) 17,800                             191,350
HOTELS & RESTAURANTS - 5.4%
Famous Daveis of America, Inc. (a)                   25,000                             223,438
Host Marriott Corp. (a)                              19,500                             382,687
                                                                                        606,125
INSURANCE - 4.7%
20th Century Industries                              20,000                             520,000
LEISURE TIME - 11.9%
Pixar, Inc. (a)                                      38,100                             823,912
Speedway Motorsports, Inc. (a)                       20,000                             496,250
                                                                                        1,320,162
OIL - 3.1%
Newpark Resources, Inc. (a)                          20,000                             350,000
REAL ESTATE OPERATIONS - 5.9%
CCA Prison Realty Trust                              14,800                             660,450

RETAIL - 14.2%
Amazon.com, Inc. (a)                                 19,000                             $ 1,144,750
Fred Meyer, Inc. (a)                                 12,000                             436,500
                                                                                        1,581,250
RETAIL GROCERY - 4.3%
Dominickis Supermarkets, Inc. (a)                    13,000                             474,500
SOFTWARE - 8.2%
Broderbund Software, Inc. (a)                        12,500                             320,312
Microsoft Corporation (a)                            1,600                              206,800
Transaction Systems Architects, Inc. (a)             10,000                             380,000
                                                                                        907,112
TECHNOLOGY - 2.7%
Cymer, Inc. (a)                                      20,000                             300,000
TOTAL COMMON STOCKS
(cost $9,525,696)                                                                       9,877,087
REPURCHASE AGREEMENT - 10.3%
State Street Bank and Trust Company
                                    4.75%, due 01/02/98, (collateralized by
                                    $1,155,000 par value U.S. Treasury
                                    Note, 5.875%, due 10/31/98, with a
                                    value of $1,168,058, cost $1,142,000)               $1,142,000
1,142,000
TOTAL INVESTMENTS - 99.1%
(cost $10,667,696)*                                                                     11,019,087
OTHER ASSETS LESS LIABILITIES - 0.9%                                                    103,034
NET ASSETS - 100.0%                                                                     $11,122,121


(a) non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,007,853 and $656,462, respectively. Net unrealized appreciation for tax purposes is $351,391.

5

#

5

See notes to financial statements

6

Transamerica Premier Equity Fund
Portfolio Manager, Glen E. Bickerstaff

6

Fund Performance
The Transamerica Premier Equity Fundis performance for 1997 was extraordinary. The Fund generated a total return of 47.51% for the year ended December 31, 1997, ranking ninth among 820 growth funds monitored by Lipper Analytical Services, Inc. Since its inception in October 1995, the Fund has earned an annualized total return of 32.03%, while the S&P 500 has returned 27.84%.

Portfolio Manager Comments
Strong corporate profits and almost non-existent inflation in the United States provided a very positive environment for the equity markets in 1997. During the third consecutive year of extraordinary stock market returns, several strong economic and demographic trends led to substantial gains in the technology, financial services, and leisure sectors of the stock market.
         Capital investments in technology equipment grew rapidly, as companies focused on strong productivity gains and lower cost structures to remain competitive. Unfortunately, higher pricing was not an option for most companies, since inflation remained subdued in virtually all sectors of the economy. At the same time, the aging of the baby-boom generation resulted in strong demand for financial and investment services. Faced with growing uncertainty about government retirement programs, these older, more-affluent boomers have become increasingly more aggressive about building wealth through their own savings and investments.

Portfolio Asset Mix
As of December 31, 1997, the Fund consisted of:

Common Stocks              96.7%
Cash and
  Cash Equivalents         3.3%
Total                      100.0%


Going Forward
At the end of 1997, as several Asian economies faced potentially severe recessions, investors focused on the financial situation in the Far East. While there is some debate about the potential impact of Asiais economic slowdown on economic growth in the United States, domestic growth will most likely slow over the next year as corporate profits rise at a slower rate. However, as inflation recedes further from the investment landscape, lower interest rates should bolster stock market valuations.
         Individual stock selection will remain a critical component of the performance of the Premier Equity Fund in 1998. The Fund is invested in companies that have superior growth prospects, strong management, and leading market share positions. The companies that comprise our portfolio have unique and enduring advantages over their competitors that should lead to increased returns for shareholders over the long term. The Premier Equity Fund has significant assets committed to leading companies in the technology, specialty growth, leisure, and financial services sectors. These should remain strong growth areas throughout 1998.
         Thank you for your continued investment in the Transamerica Premier Equity Fund.


6

Comparison Of Change In Value Of A $10,000 Investment In
Transamerica Premier Equity Fund With The S&P 500 Index**


6

         Total Returns                               Annualized        One Year
         as of December 31, 1997                 Since Inception*  Total Return
Premier Equity Fund                                  32.03%            47.51%
S&P 500 Index                                        27.84%            33.36%


6

Premier Equity Fund ($18,696 at 12/31/97)
S&P 500 Index ($17,385 a 12/31/97)

6

The Standard & Pooris 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 *       October 2, 1995.
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through December 31, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.

7

Transamerica Premier Equity Fund
Schedule of Investments - December 31, 1997


7


                                                                                        Market
                                                     Shares                             Value
                                    Shares or
                                                     Principal                          Market
                                                     Amount                             Value


7

COMMON STOCKS - 96.7%
BUSINESS SERVICES - 14.0%
Cendant Corporation (a)                              150,000                            $ 5,156,250
Envoy Corporation (a)                                145,000                            4,223,125
First Data Corporation                               110,000                            3,217,500
Paychex, Inc.                                        60,000                             3,037,500
                                                                                        15,634,375
CHEMICALS - 7.8%
BetzDearborn, Inc.                                   45,000                             2,747,813
Minerals Technologies Inc.                           85,000                             3,862,187
Monsanto Company                                     50,000                             2,100,000
                                                                                        8,710,000
COMPUTERS & BUSINESS EQUIPMENT - 8.3%
Cisco Systems, Inc. (a)                              60,000                             3,345,000
Dell Computer Corporation (a)                        70,000                             5,880,000
                                                                                        9,225,000
CONTAINERS & PACKAGING - 2.8%
Sealed Air Corporation (a)                           50,000                             3,087,500
DRUGS & HEALTH CARE - 6.6%
Alternative Living Services, Inc. (a)                160,000                            4,730,000
Centocor, Inc. (a)                                   80,000                             2,660,000
                                                                                        7,390,000
ELECTRONICS - 7.4%
Applied Materials, Inc. (a)                          110,000                            3,313,750
Intel Corporation                                    70,000                             4,917,500
                                                                                        8,231,250
FINANCIAL SERVICES - 14.7%
Charles Schwab Corporation                           112,500                            4,717,969
Franklin Resources, Inc.                             40,000                             3,477,500
Merrill Lynch & Company, Inc.                        40,000                             2,917,500
MoneyGram Payment Systems, Inc. (a) 175,000                            1,881,250
T. Rowe Price Associates, Inc.                       55,000                             3,458,125
                                                                                        16,452,344
HOTELS & RESTAURANTS - 9.9%
Host Marriott Corp. (a)                              150,000                            2,943,750
Marriott International, Inc.                         40,000                             2,770,000
Mirage Resorts, Incorporated (a)                     235,000                            5,346,250
                                                                                                  11,060,000

INDUSTRIAL MACHINERY - 2.7%
Illinois Tool Works, Inc.                            50,000                             $  3,006,250
INSURANCE - 3.5%
20th Century Industries                              150,000                            3,900,000
LEISURE TIME - 2.8%
Speedway Motorsports, Inc. (a)                       125,000                            3,101,563
REAL ESTATE OPERATIONS - 3.0%
CCA Prison Realty Trust                              75,000                             3,346,875
RETAIL - 5.8%
Fred Meyer, Inc. (a)                                 178,500                            6,492,937
SOFTWARE - 7.4%
Broderbund Software, Inc. (a)                        25,000                             640,625
Microsoft Corporation (a)                            25,000                             3,231,250
Pixar, Inc. (a)                                      165,000                            3,568,125
Transaction Systems Architects, Inc. (a)             20,000                             760,000
                                                                                        8,200,000
TOTAL COMMON STOCKS
(cost $83,772,995)                                                                      107,838,094
REPURCHASE AGREEMENT - 2.7%
State Street Bank and Trust Company
                                    4.75% due 01/02/98, (collateralized by
                                    $3,070,000 par value U.S. Treasury
                                    Note, 5.875%, due 10/31/98, with a
                                    value of $3,104,709, cost $3,042,000)               $3,042,000
3,042,000
TOTAL INVESTMENTS - 99.4%
(cost $86,814,995)*                                                                     110,880,094
OTHER ASSETS LESS LIABILITIES - 0.6%                                                    686,960
NET ASSETS - 100.0%                                                                     $111,567,054


(a) non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $26,522,084 and $2,456,985, respectively. Net unrealized appreciation for tax purposes is $24,065,099.

7

#

7

See notes to financial statements

8

Transamerica Premier Index Fund
Portfolio Manager, Christopher J. Bonavico

8

Fund Performance
The Transamerica Premier Index Fund earned a total return of 33.14% for the year ended December 31, 1997, in comparison to a total return of 33.36% for the S&P 500 Index. Since its inception in October 1995, the Fund has earned an annualized total return of 27.38%, relative to a 27.84% total return for the S&P
500. The Fund was ranked fifth among the 66 S&P 500 Index funds tracked by Lipper Analytical Services, Inc. for 1997. This performance is consistent with the Fundis long-term goal of tracking overall stock market returns, as measured by the S&P 500 Index.
         To achieve its goal, the Fund invests in a basket of stocks that mirror the S&P 500 Index, as well as in fixed-income investments and stock index futures. While the Fund may not match the S&P 500 precisely, in general it will change in value in proportion to this stock market index.

Portfolio Manager Comments
Equity market returns were strong in 1997 as corporate profits continued their rise of the past seven years, albeit at a slower pace. The competitive environment for many sectors of the the economy is increasing. As a result, many business managers are reporting difficulty in raising prices and have been able to grow profits only by reducing costs. Increasingly, only those companies which offer a unique product or service or that have a unique cost advantage have been able to deliver growth in profits.
         The companies in the S&P 500 Index are the leaders in American business. The competitive advantages they possess should allow them to earn returns in excess of their rivals here and overseas. While the economic turmoil in Asia will likely have a moderate impact on overall business activity, we expect leading American companies to continue to represent attractive investment opportunities.

Portfolio Asset Mix
As of December 31, 1997, the Fund consisted of:

Common Stocks              80.6%
Cash and
  Cash Equivalents         19.4%
Total                      100.0%


Going Forward
We expect continued positive returns for equity investors in 1998. While the earnings performance of individual companies is important to stock valuations, the long-term trend of lower global inflation and interest rates supports higher overall equity market values. In this lower inflation environment, bond yields should decline and equity returns should continue to be attractive for the long-term investor.
         Thank you for your continued investment in the Transamerica Premier Index Fund.

8

Comparison Of Change In Value Of A $10,000 Investment In
Transamerica Premier Index Fund With The S&P 500 Index**


8

         Total Returns                               Annualized        One Year
         as of December 31, 1997                 Since Inception*  Total Return
Premier Index Fund                                   27.38%            33.14%
S&P 500 Index                                        27.84%            33.36%


8

Premier Index Fund ($17,247 at 12/31/97)
S&P 500 Index ($17,385 at 12/31/97)

8

The Standard & Pooris 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
 *       October 2, 1995.
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through December 31, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.


9

Transamerica Premier Index Fund
Schedule of Investments - December 31, 1997

9


                                                                                        Market
                                                     Shares                             Value

                                                                                        Market
                                                     Shares                             Value


9

COMMON STOCKS - 80.6%
ADVERTISING - 0.1%
Omnicom Group Inc.                                   380                                $    16,103
AEROSPACE & DEFENSE - 1.3%
Boeing Company                                       2,418                              118,331
Computer Sciences Corporation (a)                    157                                13,110
General Dynamics Corporation                         153                                13,225
Lockheed Martin Corporation                          477                                46,984
Northrop Grumman Corporation                         129                                14,835
Raytheon Company, Class A                            115                                5,660
Raytheon Company, Class B                            581                                29,341
TRW, Inc.                                            313                                16,706
United Technologies Corporation                      585                                42,595
                                                                                        300,787
AGRICULTURAL MACHINERY - 0.1%
Deere & Company                                      631                                36,795
AIR TRAVEL - 0.3%
AMR Corporation (a)                                  200                                25,700
Delta Air Lines, Inc.                                146                                17,374
Southwest Airlines Company                           526                                12,953
US Airways Group Inc. (a)                            168                                10,500
                                                                                        66,527
ALUMINUM - 0.2%
Alcan Aluminum Ltd.                                  548                                15,139
Aluminum Company of America                          427                                30,050
Reynolds Metals Company                              164                                9,840
                                                                                        55,029
APPAREL & TEXTILES - 0.3%
Brown Group, Inc.                                    26                                 346
Fruit of the Loom, Inc. (a)                          185                                4,741
Liz Claiborne, Inc.                                  176                                7,359
Nike, Inc.                                           697                                27,357
Reebok International Ltd.                            128                                3,688
Russell Corporation                                  92                                 2,444
Springs Industries, Inc.                             49                                 2,548
VF Corporation                                       310                                14,240
                                                                                        62,723
AUTO PARTS - 0.2%
Dana Corporation                                     248                                11,780
Eaton Corporation                                    188                                16,779
Echlin, Inc.                                         150                                5,428
Genuine Parts Company                                444                                15,068
                                                                                        49,055
AUTOMOBILES - 1.3%
Chrysler Corporation                                 1,768                              62,211
Ford Motor Company                                   2,718                              132,333
General Motors Corporation                           1,800                              109,125
PACCAR Inc.                                          189                                9,923
                                                                                        313,592

BANKING - 6.1%
Banc One Corporation                                 1,223                              $    66,424
Bank of New York Company, Inc.                       959                                55,442
BankAmerica Corporation                              1,766                              128,918
BankBoston Corporation                               357                                33,536
Bankers Trust New York Corporation  190                                21,363
Barnett Banks, Inc.                                  470                                33,781
BB&T Corporation                                     290                                18,578
Citicorp                                             1,158                              146,415
Comerica, Inc.                                       275                                24,819
CoreStates Financial Corporation                     505                                40,432
Fifth Third Bancorp                                  373                                30,493
First Chicago NBD Corporation                        771                                64,378
First Union Corporation                              1,386                              71,032
Fleet Financial Group, Inc.                          640                                47,960
Huntington Bancshares Incorporated  330                                11,880
J.P. Morgan & Company Incorporated  452                                51,019
KeyCorp                                              561                                39,726
MBNA Corporation                                     1,216                              33,212
Mellon Bank Corporation                              639                                38,739
National City Corporation                            428                                28,141
NationsBank Corporation                              1,867                              113,537
Norwest Corporation                                  1,756                              67,825
PNC Bank Corporation                                 810                                46,221
Providian Financial Corporation                      229                                10,348
Republic New York Corporation                        136                                15,530
SunTrust Banks, Inc.                                 544                                38,828
Synovus Financial Corp.                              340                                11,135
US Bancorp                                           616                                68,953
Wachovia Corporation                                 485                                39,346
Wells Fargo & Company                                228                                77,392
                                                                                        1,475,403
BROADCASTING - 0.3%
Clear Channel Communications, Inc. (a)               200                                15,887
Comcast Corporation                                  693                                21,873
Viacom, Inc. (a)                                     879                                36,424
                                                                                        74,184
BUILDING CONSTRUCTION - 0.1%
Centex Corporation                                   70                                 4,406
Fluor Corporation                                    204                                7,624
Kaufman & Broad Home Corporation    85                                 1,907
Pulte Corporation                                    60                                 2,509
                                                                                        16,446
BUSINESS SERVICES - 0.9%
Automatic Data Processing, Inc.                      708                                43,454
ChoicePoint Inc. (a)                                 35                                 1,671
Cognizant Corporation                                509                                22,682
Deluxe Corporation                                   200                                6,900
Ecolab, Inc.                                         158                                8,759
First Data Corporation                               1,085                              31,736
H & R Block, Inc.                                    253                                11,338


9

#

9

See notes to financial statements

10

Transamerica Premier Index Fund
Schedule of Investments - December 31, 1997
(Continued)

10

                                                                                        Market
                                                     Shares                             Value

                                                                                        Market
                                                     Shares                             Value



10

HBO & Company                                        480                                $    23,040
Humana, Inc. (a)                                     395                                8,196
Interpublic Group Companies, Inc.                    291                                14,495
Laidlaw, Inc.                                        734                                 10,001
R.R. Donnelley & Sons Company                        366                                13,634
Safety-Kleen Corporation                             141                                  3,869
Service Corporation International                    574                                21,202
                                                                                        220,977
CHEMICALS - 2.0%
Air Products and Chemicals, Inc.                     269                                22,125
B.F. Goodrich Company                                129                                5,345
Dow Chemical Company                                 607                                61,610
E.I. du Pont de Nemours and Company 2,717                              163,190
Eastman Chemical Company                             193                                11,496
FMC Corporation (a)                                  90                                 6,058
Great Lakes Chemical Corporation                     153                                6,866
Hercules, Inc.                                       258                                12,916
Mallinckrodt, Inc.                                   179                                6,802
Monsanto Company                                     1,424                              59,808
Morton International, Inc.                           351                                12,066
Nalco Chemical Company                               162                                6,409
PPG Industries, Inc.                                 455                                25,992
Praxair, Inc.                                        357                                16,065
Rohm & Haas Company                                  158                                15,128
Sigma-Aldrich Corporation                            242                                9,620
Solutia Inc.                                         284                                7,579
Union Carbide Corporation                            322                                13,826
W.R. Grace & Company                                 212                                17,053
                                                                                        479,954
COMMUNICATION SERVICES - 1.6%
Lucent Technologies, Inc.                            1,580                              126,202
Northern Telecom Limited                             623                                55,447
SBC Communications, Inc.                             2,226                              163,054
Tele-Communications TCI Ventures Group               581                                16,450
Tele-Communications, Inc. (a)                        1,015                              28,357
                                                                                        389,510
COMPUTERS & BUSINESS EQUIPMENT - 4.1%
3Com Corporation (a)                                 567                                19,810
Apple Computer, Inc. (a)                             302                                3,964
Bay Networks, Inc. (a)                               460                                11,759
Cabletron Systems, Inc. (a)                          361                                5,415
Ceridian Corporation (a)                             175                                8,017
Cisco Systems, Inc. (a)                              2,330                              129,870
Compaq Computer Corporation                          1,635                              92,275
Data General Corporation (a)                         95                                 1,657
Dell Computer Corporation (a)                        934                                78,456
Digital Equipment Corporation (a)                    371                                13,727
EMC Corporation (a)                                  1,090                              29,907
Hewlett-Packard Company                              2,474                              154,625
International Business Machines Corporation          2,619                              273,849
NextLevel Systems Incorporated (a)                   286                                5,112
Pitney Bowes, Inc.                                   362                                $     32,557
Seagate Technology, Inc. (a)                         544                                10,472
Sun Microsystems, Inc. (a)                           893                                35,608
Tandy Corporation                                    290                                11,183
Unisys Corporation (a)                               420                                5,828
Xerox Corporation                                    787                                58,090
                                                                                        982,181
CONGLOMERATES - 1.8%
Aeroquip-Vickers Inc.                                69                                     3,385
AlliedSignal, Inc.                                   1,374                              53,500
CBS Corporation                                      1,488                              43,803
Cendant Corporation (a)                              1,806                              62,078
Gillette Company                                     1,311                              131,674
Harcourt General, Inc.                               175                                9,581
Minnesota Mining & Manufacturing Company             1,016                              83,375
Tenneco, Inc.                                        420                                16,590
Textron, Inc.                                        409                                25,563
                                                                                        429,549
CONSTRUCTION & MINING EQUIPMENT - 0.3%
Case Corporation                                     176                                10,637
Caterpillar, Inc.                                    942                                45,746
Dover Corporation                                    550                                19,869
Foster Wheeler Corporation                           98                                 2,652
Harnischfeger Industries, Inc.                       116                                4,096
                                                                                        83,000
CONSTRUCTION MATERIALS - 0.2%
Armstrong World Industries, Inc.                     94                                 7,027
Masco Corporation                                    391                                19,892
Owens Corning                                        127                                4,334
Sherwin-Williams Company                             416                                11,544
                                                                                        42,797
CONSUMER PRODUCTS - 0.0%
American Greetings Corporation                       182                                7,121
CONTAINERS & GLASS - 0.2%
Ball Corporation                                     73                                 2,578
Bemis Company, Inc.                                  129                                5,684
Crown Cork & Seal Company, Inc.     307                                15,389
Owens-Illinois, Inc. (a)                             350                                13,278
Temple-Inland, Inc.                                  135                                7,062
                                                                                        43,991
COSMETICS & TOILETRIES - 0.2%
Alberto-Culver Company                               136                                4,361
Avon Products, Inc.                                  325                                19,947
International Flavors & Fragances, Inc.              267                                13,750
                                                                                        38,058
DRUGS & HEALTH CARE - 8.3%
Abbott Laboratories                                  1,897                              124,372
Allergan, Inc.                                       157                                5,269
Alza Corporation                                     203                                6,458
American Home Products Corporation  1,537                              117,580
Amgen, Inc.                                          645                                34,911


10

See notes to financial statements

11

Transamerica Premier Index Fund
Schedule of Investments - December 31, 1997
(Continued)


11


                                                                                        Market
                                                     Shares                             Value

                                                                                        Market
                                                     Shares                             Value



11

Bausch & Lomb, Inc.                                  138                                $       5,468
Baxter International Inc.                            666                                33,591
Becton, Dickinson & Company                          305                                15,250
Biomet, Inc.                                         276                                7,073
Bristol-Myers Squibb Company                         2,442                              231,074
C.R. Bard, Inc.                                      139                                4,352
Cardinal Health, Inc.                                258                                19,382
Columbia / HCA Healthcare Corporation                1,622                              48,052
Crescenco Pharmaceuticals Corporation (a)            10                                 116
Eli Lilly & Company                                  2,686                              187,013
Guidant Corporation                                  348                                21,663
HEALTHSOUTH Corporation (a)                          792                                21,978
Johnson & Johnson                                    3,236                              213,171
Manor Care, Inc.                                     153                                    5,355
Medtronic, Inc.                                      1,140                              59,636
Merck & Company, Inc.                                2,963                              314,819
Pfizer Inc.                                          3,112                              232,038
Pharmacia & Upjohn, Inc.                             1,228                              44,976
Schering-Plough Corporation                          1,773                              110,148
St. Jude Medical, Inc. (a)                           191                                5,826
Tenet Healthcare Corporation (a)                     700                                23,188
United Healthcare Corporation                        436                                21,664
US Surgical Corporation                              155                                4,543
Warner-Lambert Company                               658                                81,592
                                                                                        2,000,558
ELECTRIC UTILITIES - 2.1%
American Electric Power Company                      455                                23,489
Baltimore Gas & Electric Company    358                                12,194
Carolina Power & Light Company                       371                                15,744
Central & South West Corporation                     508                                13,748
CINergy Corporation                                  383                                14,674
Consolidated Edison Company
of New York, Inc.                                    572                                23,452
Dominion Resources, Inc.                             436                                18,557
DTE Energy Company                                   352                                12,210
Duke Energy Corporation                              875                                48,453
Edison International                                 1,052                              28,601
Entergy Corporation                                  563                                16,855
FirstEnergy Corp. (a)                                371                                10,759
FPL Group, Inc.                                      447                                26,457
GPU, Inc.                                            291                                12,258
Houston Industries, Incorporated                     844                                22,524
Niagara Mohawk Power Corporation (a)                 351                                3,686
Northern States Power Company                        167                                9,728
P P & L Resources, Inc.                              392                                9,383
PacifiCorp                                           714                                19,501
PECO Energy Company                                  539                                13,071
PG & E Corporation                                   1,007                              30,651
Public Service Enterprise Group, Inc.                582                                18,442
Southern Company                                     1,634                              42,280
Texas Utilities Company                              585                                24,314
Unicom Corporation                                   523                                $     16,082
Union Electric Company                               247                                10,683
                                                                                        497,796
ELECTRICAL EQUIPMENT - 3.0%
Boston Scientific Corporation (a)                    442                                20,277
Cooper Industries, Inc.                              273                                13,377
Emerson Electric Company                             1,085                              61,235
General Electric Company                             8,052                              590,816
General Signal Corporation                           118                                4,978
Johnson Controls, Inc.                               201                                9,598
Millipore Corporation                                108                                3,665
National Service Industries, Inc.                    114                                5,650
Raychem Corporation                                  214                                9,215
W.W. Grainger, Inc.                                  124                                12,051
                                                                                        730,862
ELECTRONICS - 2.6%
Advanced Micro Devices, Inc. (a)                     327                                5,866
AMP, Inc.                                            531                                    22,302
Andrew Corporation (a)                               216                                5,184
Applied Materials, Inc. (a)                          874                                26,329
DSC Communications Corporation (a)  282                                    6,768
EG & G, Inc.                                         114                                2,373
Harris Corporation                                   192                                8,808
Honeywell, Inc.                                      309                                21,166
Intel Corporation                                    3,986                              280,016
KLA Tencor Corporation (a)                           200                                7,725
LSI Logic Corporation (a)                            327                                6,458
Micron Technology, Inc. (a)                          507                                13,182
Motorola, Inc.                                       1,437                              81,999
National Semiconductor Corporation (a)               334                                8,663
Perkin-Elmer Corporation                             106                                7,533
Rockwell International Corporation                   524                                27,379
Scientific-Atlanta, Inc.                             188                                3,149
Silicon Graphics, Inc. (a)                           428                                5,323
Tektronix, Inc.                                      121                                4,802
Tellabs, Inc. (a)                                    434                                22,948
Texas Instruments, Inc.                              920                                41,400
Thomas & Betts Corporation                           112                                5,292
                                                                                        614,665
FINANCIAL SERVICES - 3.3%
American Express Company                             1,165                              103,976
Beneficial Corporation                               129                                10,723
Charles Schwab Corporation                           711                                29,818
Chase Manhattan Corporation                          1,054                              115,413
Countrywide Credit Industries, Inc.                  254                                10,890
Equifax, Inc.                                        351                                12,439
Federal Home Loan Mortgage Corporation               1,728                              72,468
Federal National Mortgage Association                2,621                              149,561
Green Tree Financial Corporation                     332                                8,694
Household International, Inc.                        247                                31,508
Merrill Lynch & Company, Inc.                        834                                60,830


11

#

11

See notes to financial statements

12

Transamerica Premier Index Fund
Schedule of Investments - December 31, 1997
(Continued)

12


                                                                                        Market
                                                     Shares                             Value

                                                                                        Market
                                                     Shares                             Value



12

Morgan Stanley, Dean Witter,
Discover and Co.                                     1,971                              $    116,535
State Street Corporation                             422                                24,555
SunAmerica, Inc.                                     450                                19,238
Washington Mutual, Inc.                              425                                27,120
                                                                                        793,768
FOOD & BEVERAGES - 4.8%
Archer-Daniels-Midland Company                       1,384                              30,015
Campbell Soup Company                                1,177                              68,413
Coca-Cola Company                                    6,063                              403,947
ConAgra, Inc.                                        1,180                              38,719
CPC International, Inc.                              351                                37,820
General Mills, Inc.                                  389                                27,862
H.J. Heinz Company                                   896                                45,528
Hershey Foods Corporation                            375                                23,227
Kellogg Company                                      1,038                              51,511
PepsiCo, Inc.                                        3,784                              137,879
Pioneer Hi-Bred International, Inc.                  202                                21,665
Quaker Oats Company                                  328                                17,302
Ralston-Ralston Purina Group                         258                                23,978
Sara Lee Corporation                                 1,172                              65,998
Sysco Corporation                                    437                                19,911
Unilever NV and PLC                                  1,552                              96,903
Whitman Corporation                                  253                                  6,594
Wm. Wrigley Jr. Company                              282                                22,437
                                                                                        1,139,709
GAS & PIPELINE UTILITIES - 0.5%
Coastal Corporation                                  255                                    15,794
Columbia Gas System, Inc.                            133                                10,449
Consolidated Natural Gas Company    228                                13,794
Eastern Enterprises                                  49                                 2,205
Enron Corporation                                    666                                27,681
NICOR, Inc.                                          121                                5,105
ONEOK, Inc.                                          67                                 2,705
Pacific Enterprises                                  204                                7,675
Peopleis Energy Corporation                          84                                 3,307
Sonat, Inc.                                          209                                9,562
The Williams Companies, Inc.                         754                                21,395
                                                                                        119,672
GAS EXPLORATION - 0.1%
Anadarko Petroleum Corporation                       140                                8,496
Apache Corporation                                   220                                7,714
                                                                                        16,210
GAS EXPLORATION & DISTRIBUTION - 0.3%
Burlington Resources, Inc.                           430                                19,269
Occidental Petroleum Corporation                     785                                23,010
Oryx Energy Company (a)                              255                                6,503
Union Pacific Resources Group Inc.  561                                13,604
                                                                                        62,386
GOLD & MINING - 0.3%
Barrick Gold Corporation                             877                                16,334
Battle Mountain Gold Company                         529                                $    3,108
Cyprus Amax Minerals Company                         225                                3,459
Echo Bay Mines Ltd.                                  319                                778
Freeport-McMoRan Copper & Gold, Inc.                 489                                7,702
Homestake Mining Company                             345                                3,062
Newmont Mining Corporation                           370                                10,869
Phelps Dodge Corporation                             161                                10,022
Placer Dome, Inc.                                    581                                7,371
                                                                                        62,705
HOUSEHOLD APPLIANCES & PRODUCTS - 1.8%
Black & Decker Corporation                           217                                8,477
Clorox Company                                       250                                19,766
Colgate-Palmolive Company                            712                                52,332
Corning Inc.                                         556                                20,641
Maytag Corporation                                   252                                9,403
Newell Company                                       386                                16,405
Procter & Gamble Company                             3,316                              264,658
Rubbermaid, Inc.                                     376                                9,400
Snap-On, Inc.                                        148                                6,456
The Stanley Works                                    217                                10,240
Tupperware Corporation                               149                                4,153
Whirlpool Corporation                                180                                9,900
                                                                                        431,831
HOTELS & RESTAURANTS - 0.6%
Darden Restaurants, Inc.                             379                                4,737
Hilton Hotels Corporation                            591                                17,582
Marriott International, Inc.                         305                                21,121
McDonaldis Corporation                               1,681                              80,268
Mirage Resorts, Incorporated (a)                     400                                    9,100
Tricon Global Restaurants, Inc. (a)                  378                                10,986
Wendyis International, Inc.                          301                                7,243
                                                                                        151,037
INDUSTRIAL MACHINERY - 0.7%
Briggs & Stratton Corporation                        66                                     3,205
Cincinnati Milacron, Inc.                            88                                 2,282
Crane Company                                        109                                4,728
Cummins Engine Company, Inc.                         95                                 5,611
Illinois Tool Works, Inc.                            584                                35,113
Ingersoll-Rand Company                               396                                16,038
ITT Industries, Inc.                                 289                                9,067
NACCO Industries Inc.                                21                                 2,251
Pall Corporation                                     289                                5,979
Parker Hannifin Corporation                          270                                12,386
Thermo Electron Corporation (a)                      350                                15,575
Timken Company                                       152                                5,225
Tyco International Ltd.                              924                                41,638
UNOVA, Inc. (a)                                      130                                2,137
                                                                                        161,235
INSURANCE - 3.7%
Aegon N.V.                                           59                                 5,288
Aetna Life & Casualty Company                        364                                25,685


12

See notes to financial statements

13

Transamerica Premier Index Fund
Schedule of Investments - December 31, 1997
(Continued)

13


                                                                                        Market
                                                     Shares                             Value

                                                                                        Market
                                                     Shares                             Value


13

Allstate Corporation                                 1,080                              $     98,145
American General Corporation                         588                                31,789
American International Group, Inc.                   1,719                              186,941
Aon Corporation                                      391                                22,922
Chubb Corporation                                    425                                32,141
CIGNA Corporation                                    183                                31,670
Cincinnati Financial Corporation                     130                                18,297
Conseco, Inc.                                        183                                8,315
General Re Corporation                               199                                42,188
Hartford Financial Services Group Inc.               288                                26,946
Jefferson-Pilot Corporation                          172                                13,395
Lincoln National Corporation                         251                                19,609
Loews Corporation                                    283                                30,033
Marsh & McLennan Companies, Inc.    376                                28,035
MBIA, Inc.                                           216                                14,432
MGIC Investment Corporation                          318                                21,147
Progressive Corporation Ohio                         175                                20,978
Safeco Corporation                                   306                                14,918
St. Paul Companies, Inc.                             205                                16,823
Torchmark Corporation                                346                                14,554
Travelers Group, Inc.                                2,756                              148,479
UNUM Corporation                                     347                                18,868
USF&G Corporation                                    271                                5,979
                                                                                        897,577
INVESTMENT COMPANIES - 4.3%
Standard and Pooris Depositary Receipts              10,599                             1,028,766
LEISURE TIME - 0.8%
Brunswick Corporation                                236                                7,154
Harrahis Entertainment, Inc. (a)                     249                                4,700
ITT Corporation                                      287                                23,785
King World Productions, Inc.                         90                                 5,197
The Walt Disney Company                              1,643                              162,760
                                                                                        203,596
LIQUOR - 0.4%
Adolph Coors Company                                 92                                    3,059
Anheuser-Busch Companies, Inc.                       1,222                              53,768
Brown-Forman Corporation                             168                                9,282
The Seagram Company Ltd.                             906                                29,275
                                                                                        95,384
MOBILE HOMES - 0.0%
Fleetwood Enterprises, Inc.                          35                                 1,485
NEWSPAPERS - 0.5%
Dow Jones & Company, Inc.                            234                                12,563
Gannett Company, Inc.                                684                                42,280
Knight-Ridder, Inc.                                  231                                12,012
New York Times Company                               234                                15,473
Times Mirror Company                                 251                                15,437
Tribune Company                                      305                                18,986
                                                                                        116,751
NON-FERROUS METALS - 0.1%
Asarco, Inc.                                         104                                2,334
Engelhard Corporation                                350                                $   6,081
Inco, Limited                                        435                                7,395
                                                                                        15,810
OIL - 5.3%
Amerada Hess Corporation                             226                                12,402
Amoco Corporation                                    1,205                              102,575
Ashland, Inc.                                        164                                8,805
Atlantic Richfield Company                           781                                62,578
Chevron Corporation                                  1,586                              122,122
EEX Corporation (a)                                  251                                2,275
Exxon Corporation                                    6,031                              369,022
Kerr-McGee Corporation                               121                                7,661
Mobil Corporation                                    1,914                              138,167
Pennzoil Company                                     113                                7,550
Phillips Petroleum Company                           638                                31,023
Royal Dutch Petroleum Company                        5,207                              282,154
Sun Company, Inc.                                    181                                7,613
Texaco, Inc.                                         1,316                              71,557
Unocal Corporation                                   602                                23,365
USX-Marathon Group                                   698                                23,557
                                                                                        1,272,426
OFFICE FURNISHINGS & SUPPLIES - 0.1%
Avery Dennison Corporation                           256                                11,456
Ikon Office Solutions, Inc.                          315                                8,859
Moore Corporation Ltd.                               231                                3,494
                                                                                        23,809
PAPER & FOREST PRODUCTS - 0.8%
Boise Cascade Corporation                            118                                3,570
Champion International Corporation  233                                10,558
Fort James Corporation                               208                                7,956
Georgia-Pacific Corporation                          223                                13,547
International Paper Company                          722                                31,136
Kimberly-Clark Corporation                           1,355                              66,818
Louisiana-Pacific Corporation                        264                                5,016
Mead Corporation                                     258                                7,224
Potlatch Corporation                                 71                                     3,053
Stone Container Corporation                          242                                2,526
Union Camp Corporation                               170                                9,127
Westvaco Corporation                                 246                                    7,734
Weyerhaeuser Company                                 487                                23,893
Willamette Industries, Inc.                          268                                8,626
                                                                                        200,784
PETROLEUM SERVICES - 0.8%
Baker Hughes, Inc.                                   368                                16,054
Dresser Industries, Inc.                             434                                18,201
Halliburton Company                                  578                                30,020
Helmerich & Payne, Inc.                              60                                 4,072
McDermott International, Inc.                        133                                4,871
Rowan Companies, Inc. (a)                            206                                6,283
Schlumberger Ltd.                                    1,186                              95,473



13

#

13

See notes to financial statements

14

Transamerica Premier Index Fund
Schedule of Investments - December 31, 1997
(Continued)

14


                                                                                        Market
                                                     Shares                             Value

                                                                                        Market
                                                     Shares                             Value


14

Western Atlas, Inc.                                  130                                $      9,620
                                                                                        184,594
PHOTOGRAPHY - 0.2%
Eastman Kodak Company                                818                                49,745
Polaroid Corporation                                 109                                5,307
                                                                                        55,052
POLLUTION CONTROL - 0.2%
Browning-Ferris Industries, Inc.                     517                                19,129
Waste Management, Incorporated                       1,148                              31,570
                                                                                        50,699
PUBLISHING - 0.4%
Dun & Bradstreet Corporation                         414                                12,808
John H. Harland Company                              74                                 1,554
Jostens, Inc.                                        93                                 2,145
McGraw-Hill Companies Inc.                           244                                18,056
Meredith Corporation                                 133                                4,746
Time Warner, Inc.                                    1,111                              68,882
                                                                                        108,191
RAILROADS & EQUIPMENT - 0.5%
Burlington Northern Santa Fe                         356                                33,086
CSX Corporation                                      519                                28,026
Norfolk Southern Corporation                         933                                28,748
Union Pacific Corporation                            541                                33,779
                                                                                        123,639
RETAIL - 3.2%
AutoZone, Inc. (a)                                   351                                10,179
Charming Shoppes, Inc. (a)                           254                                1,191
Circuit City Stores-Circuit City Group               237                                8,428
Costco Companies, Inc. (a)                           490                                21,866
CVS Corporation                                      317                                20,308
Dayton Hudson Corporation                            525                                35,438
Dillardis Inc.                                       275                                9,694
Federated Department Stores, Inc. (a)                497                                21,402
Gap, Inc.                                            1,028                              36,412
Home Depot, Inc.                                     1,749                              102,972
J.C. Penney Company, Inc.                            566                                34,137
Kmart Corporation (a)                                1,133                              13,100
Limited, Inc.                                        661                                16,856
Longs Drug Stores Corporation                        97                                 3,116
Loweis Companies, Inc.                               402                                19,170
May Department Stores Company                        593                                   31,244
Mercantile Stores Company, Inc.                      90                                 5,479
Nordstrom, Inc.                                      195                                11,773
Pep Boys-Manny, Moe & Jack                           149                                3,557
Rite-Aid Corporation                                 242                                14,202
Sears, Roebuck & Co.                                 949                                42,942
SUPERVALU, Inc.                                      157                                6,574
TJX Companies, Inc.                                  360                                12,375
Toys "R" Us, Inc. (a)                                678                                21,315
Wal-Mart Stores, Inc.                                5,562                              219,351
Walgreen Company                                     1,196                              37,525
Woolworth Corporation (a)                            325                                $      6,622
                                                                                        767,228
RETAIL GROCERY - 0.4%
Albertsonis, Inc.                                    612                                28,993
American Stores Company                              712                                14,641
Giant Food, Inc.                                     145                                4,885
Great Atlantic & Pacific Tea Company, Inc.           93                                 2,761
Kroger Company (a)                                   607                                22,421
Winn-Dixie Stores, Inc.                              367                                16,033
                                                                                        89,734
SAVINGS & LOAN - 0.1%
Golden West Financial Corporation                    142                                13,890
H.F. Ahmanson & Company                              268                                17,939
                                                                                        31,829
SOFTWARE - 2.2%
Adobe Systems, Inc.                                  171                                7,054
Autodesk, Inc.                                       114                                4,218
Computer Associates International, Inc.              1,323                              69,953
Microsoft Corporation (a)                            2,895                              374,179
Novell, Inc. (a)                                     872                                6,540
Oracle Corporation (a)                               2,379                              53,081
Parametric Technology Corporation (a)                327                                15,492
Shared Medical Systems Corporation  58                                 3,828
                                                                                        534,345
STEEL - 0.2%
Allegheny Teldyne Inc.                               429                                11,100
Armco, Inc. (a)                                      259                                1,279
Bethlehem Steel Corporation (a)                      273                                2,355
Inland Steel Industries, Inc.                        118                                2,021
Nucor Corporation                                    213                                10,290
USX-US Steel Group                                   205                                6,406
Worthington Industries, Inc.                         226                                3,729
                                                                                        37,180
TELECOMMUNICATIONS - 4.8%
AirTouch Communications, Inc. (a)   1,211                              50,332
Alltel Corporation                                   456                                18,725
Ameritech Corporation                                1,340                              107,870
AT & T Corporation                                   3,909                              239,426
Bell Atlantic Corporation                            1,909                              173,719
BellSouth Corporation                                2,412                              135,826
Frontier Corporation                                 363                                8,735
GTE Corporation                                      2,338                              122,160
MCI Communications Corporation                       1,660                              71,069
Sprint Corporation                                   1,077                              63,139
U.S. West Communications Group (a)  1,149                                  51,849
U.S. West Media Group                                1,279                                  36,931
WorldCom, Inc. (a)                                   2,089                              63,192
                                                                                        1,142,973
TIRES & RUBBER - 0.1%
Cooper Tire & Rubber Company                         198                                4,826



14

See notes to financial statements

15

Transamerica Premier Index Fund
Schedule of Investments - December 31, 1997
(Continued)

15

                                    Shares or
                                                     Principal                          Market
                                                      Amount                            Value
                                    Shares or
                                                     Principal                          Market
                                                     Amount                             Value


15

Goodyear Tire & Rubber Company                       374                                $      23,796
                                                                                        28,622
TOBACCO - 1.3%
Fortune Brands, Inc.                                 431                                15,974
Philip Morris Companies, Inc.                        6,007                              272,192
UST, Inc.                                            460                                16,991
                                                                                        305,157
TOYS & AMUSEMENTS - 0.1%
Hasbro, Inc.                                         317                                9,986
Mattel, Inc.                                         686                                25,553
                                                                                        35,539
TRUCKING & FREIGHT FORWARDING - 0.1%
Caliber System, Inc.                                 94                                 4,577
Federal Express Corporation (a)                      276                                16,853
Navistar International Corporation (a)               178                                4,417
Ryder System, Inc.                                   190                                6,223
                                                                                        32,070
TOTAL COMMON STOCKS
(cost $15,193,838)                                                                      19,349,456
PREFERRED STOCK - 0.0%
INSURANCE - 0.0%
Aetna Life & Casualty Company                        16                                 1,144
MEDICAL PRODUCTS - 0.0%
Fresenius National Medical Care Inc. (a)             140                                8
TOTAL PREFERRED STOCKS
(cost $1,063)                                                                           1,152
U.S. GOVERNMENT SECURITIES - 0.9%
United States Treasury Bills*
                                                     5.075%            03/19/98         170,000  168,155
                                                     5.100%            03/19/98         50,000   49,457
TOTAL U.S. GOVERNMENT SECURITIES
(cost $217,609)                                                                                  217,612
COMMERCIAL PAPER - 15.5%
Associates Corporation of North America
                                                     5.730%            03/20/98         750,000  740,820
General Electric Capital Corporation
                                                     5.700%            03/20/98         1,500,000         1,481,640
Merrill Lynch & Company, Inc.
                                                     5.700%            03/20/98         1,500,000         1,481,640
TOTAL COMMERCIAL PAPER
(cost $3,703,639)                                                                       3,704,100

REPURCHASE AGREEMENT - 3.3%
State Street Bank & Trust Company,
                                    4.75%, due 01/02/98 (collateralized
                                     by $790,000 par value U.S. Treasury Notes,
                                     5.875%, due 10/31/98, with a value of
                                     $798,932, cost $780,000)                           $780,000          $
780,000
TOTAL INVESTMENTS - 100.3%
(cost $19,896,149)**                                                                    24,052,320
LIABILITIES IN EXCESS OF
                                    OTHER ASSETS - (0.3)%                                        (60,198)
NET ASSETS - 100.0%                                                                     $23,992,122

(a) non-income producing security


* $217,612 market value of securities has been pledged as collateral for initial margin for futures contracts.


** Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,413,805 and $257,634, respectively. Net unrealized appreciation for tax purposes is $4,156,171.



SCHEDULE OF FUTURES CONTRACTS
          Number  Contract Total    Unrealized
         of Contracts      Description      Contract Value    Loss
         19       S&P 500    $4,650,725            $(27,788)
                  March 1998 (Long)

























See notes to financial statements   1




15

#

15

See notes to financial statements

16

Transamerica Premier Bond Fund
Portfolio Manager, Sharon K. Kilmer


16

Fund Performance
The Transamerica Premier Bond Fund earned a total return of 9.99% for the year ended December 31, 1997. In comparison, the Lehman Brothers Government/Corporate Index returned 9.76% for the same period. Since its inception in October, 1995, the Fund has realized an annualized return of 7.07%, while the Index returned 7.71%.

Portfolio Manager Comments
Economic growth remained strong during the course of 1997, and inflation levels continued to decline. The Federal Reserve increased short-term interest rates in the first quarter due to concern that stronger-than-expected economic growth would lead to higher prices for goods and services. The bond market reflected those fears by selling off, which increased long-term interest rates from 6.64% at the beginning of the year, to a high of 7.17% in April.
         By early summer, it was apparent that inflation would not re-ignite, and that the economy was growing at a manageable rate. Market and Federal Reserve attention turned to Southeast Asia, as unsustainable growth and leverage took their toll on the Thai, Indonesian, Malaysian and Korean economies. The U.S. dollar and domestic interest rates rallied for the remainder of the year, due to this countryis solid growth prospects relative to the rest of the world.
         While 1997 was a good year for bond funds in general, the Premier Bond Fundis outperformance was due to itis maturity and security selection. A number of the Fundis larger positions had positive developments during the year. For example, the approval of the state takeover of Long Island Lighting caused these bonds to rally. And the culmination of the merger between Ohio Edison and Cleveland Electric had a positive impact on the prices of the Cleveland Electric securities in our portfolio. Overall, the Fundis superior total return can be attributed to itis credit barbell strategy, which consisted of AAA-rated government bond positions combined with weaker rated corporate securities with credit upgrade potential.

Portfolio Asset Mix
As of December 31, 1997, the Fund consisted of:

Corporate Bonds            77.1%
U.S. Treasury Securities   19.8%
Cash or
  Cash Equivalents         1.9%
Other Assets               1.2%
Total                      100.0%


Going Forward
Although the severity and duration of the Asian economic crisis remains to be seen, U.S. economic growth should slow and profit margins for domestic companies should decline. We expect domestic growth to drop to the 2.0% to 2.5% range, down from the 4.0% level in 1997. Long-term interest rates, which ended the year at 5.92%, will probably stay in a 5.25% to 6.25% range, with a bias to the lower end of that range early in 1998. The Fund will continue to be invested in the securities of high quality companies with improving credit fundamentals that should perform well despite a slowdown in economic growth.
         Thank you for your continued investment in the Transamerica Premier Bond Fund.

16

Comparison Of Change In Value Of A $10,000 Investment In Transamerica Premier Bond Fund With The Lehman Brothers
Government/Corporate Bond Index**


16

         Total Returns              Annualized       One Year
         as of December 31, 1997    Since Inception* Total Return
Premier Bond Fund          7.07%            9.99%
Lehman Brothers Government/
         Corporate Bond Index       7.71%            9.76%


16

Premier Bond Fund ($11,662 at 12/31/97)
Lehman Brothers Government/
Corporate Bond Index ($11,821 at 12/31/97)

16

The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.
   *     October 2, 1995.
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through December 31, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.

17

Transamerica Premier Bond Fund
Schedule of Investments - December 31, 1997


17

                                                                                        Principal         Market
                                                                                        Amount            Value

                                                                                        Principal         Market
                                                                                        Amount            Value


17

CORPORATE BONDS - 77.1%
AEROSPACE & DEFENSE - 7.2%
Boeing Company
                                                     8.625%            11/15/31         $400,000 $503,428
Northrop Grumman Corporation
                                                     7.000%            03/01/06         500,000           515,775
                                                                                                          1,019,203
AIR TRAVEL - 2.8%
AMR Corporation
                                                     9.750%            08/15/21         300,000           393,906
AUTOMOBILES - 3.0%
General Motors Corporation
                                                     9.625%            12/01/00         400,000           435,344
BROADCASTING - 1.9% CF Cable TV Inc.
11.625%                             02/15/05         240,000                            272,182
ELECTRIC UTILITIES - 24.0%
Cleveland Electric Illuminating Company
                                                     9.500%            05/15/05         500,000           554,510
Commonwealth Edison Company
                                                     7.000%            07/01/05         300,000           309,786
Connecticut Light & Power Company
                                                     7.875%            06/01/01         500,000           506,825
Hydro-Quebec
                                                     7.375%            02/01/03         400,000           418,420
Long Island Lighting Company
                                                     8.200%            03/15/23         500,000           534,760
Pennsylvania Power & Light Co.
                                                     8.500%            05/01/22         500,000           558,450
Philadelphia Electric Company
                                                     8.750%            04/01/22         500,000           531,075
                                                                                                          3,413,826
FINANCIAL SERVICES - 7.7% Morgan Stanley, Dean Witter, Discover and Co.
                                                     8.875%            10/15/01         500,000           542,035
Westinghouse Credit Corporation
                                                     8.875%            06/14/14         500,000           555,410
                                                                                                          1,097,445
GAS EXPLORATION AND DISTRIBUTION - 9.8% Burlington Resources Inc.
                                                     9.125%            10/01/21         300,000           376,266
Gulf Canada Resources Ltd.
                                                     8.250%            03/15/17         500,000           556,255
NorAm Energy Corp.
                                                     8.900%            12/15/06         400,000           460,096
                                                                                                          1,392,617
LIQUOR - 2.9% Anheuser-Busch Companies, Inc.
                                                     7.250%            09/15/15         400,000           415,116


MULTI MEDIA - 2.2%
News America Holdings, In
                                                     7.750%            12/01/45         $300,000 $  310,632
RETAIL GROCERY - 4.0%
Ralphs Grocery Company
11.000%                             06/15/05         500,000                            568,750
TELECOMMUNICATIONS - 7.3%
Bellsouth Capital Funding Corporation
                                                     7.120%            07/15/27         100,000           105,066
British Telecommunications Plc
                                                     9.625%            02/15/19         300,000           323,652
U.S. West Capital Funding Inc.
                                                     6.950%            01/15/37         400,000           412,028
                                                     6.750%            10/01/05         200,000           200,646
                                                                                                          1,041,392
TRANSPORTATION - 4.3%
Norfolk Southern Corporation
                                                     9.000%            03/01/21         500,000           616,670
TOTAL CORPORATE BONDS
(cost $10,597,856)                                                                                        10,977,083
U.S. GOVERNMENT SECURITIES - 19.8%
U.S. Treasury Bonds
                                                     7.500%            11/15/16         1,000,000         1,167,190
                                                     6.500%            11/15/26         440,000           469,700
                                                     6.125%            11/15/27         250,000           256,915
U.S. Treasury Notes
                                                     6.250%            06/30/02         900,000           917,856
TOTAL U.S. GOVERNMENT SECURITIES
(cost $2,695,963)                                                                                         2,811,661
REPURCHASE AGREEMENT - 1.9%
State Street Bank and Trust Company,
                                    4.75%, due 01/02/98, (collateralized by
                                    $280,000 par value U.S. Treasury Notes,
                                    5.875%, due 10/31/98, with a value of
                                    $283,166, cost $274,000)                            274,000           274,000
TOTAL INVESTMENTS - 98.8%
(cost $13,567,819)*                                                                                       14,062,744
OTHER ASSETS LESS LIABILITIES - 1.2%                                                                      173,409
NET ASSETS - 100.0%                                                                              $14,236,153



* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an
excess of tax     cost over value
were $529,571 and $34,646, respectively. Net unrealized appreciation for tax purposes is $494,925.


17

#

17

See notes to financial statements

18

Transamerica Premier Balanced Fund
Portfolio Managers, Sharon K. Kilmer and Jeffrey S. Van Harte

18

Fund Performance
1997 was an excellent year for the Transamerica Premier Balanced Fund. The Fund generated a total return of 35.38%, in comparison to the benchmark index (50% S & P 500 Index/50% Lehman Brothers Government/Corporate Bond Index) return of 21.29% for the year ended December 31, 1997. For the same period, the Fund was ranked first among the 350 balanced funds tracked by Lipper Analytical Services, Inc. Since the Fundis inception in October 1995, it has achieved an annualized return of 23.09% relative to the benchmark index return of 17.58%.
         Our portfolio holdings in the technology and financial services industries did especially well in 1997. The Fundis outstanding performance ranking was attributable to high quality investments in industry-leading companies, as well as its emphasis on common stocks.

Portfolio Manageris Comments
The performance of the Premier Balanced Fund continues to be driven by its stock holdings, which represent nearly two-thirds of the Fundis asset mix. The total return for the S&P 500 was 33.36% for 1997, which also marked the third year in a row that common stocks achieved returns in excess of 20%. Stocks continue to benefit from low rates of interest and inflation as well as respectable corporate earnings growth.
         Bond returns improved in the second half of the year, as investors perceived that declining Asian economies would slow both the American and global economies. For the year, the Lehman Brothers Government/Corporate Bond Index posted a total return of 9.76%.



Portfolio Asset Mix
As of December 31, 1997, the Fund consisted of:

Common Stocks                       65.4%
Bonds & U.S. Government    30.2%
Cash and
  Cash Equivalents                  3.9%
Other                               0.5%
Total                               100.0%

Going Forward
Although the U.S. economy and stock market have performed extraordinarily well over the past three years, such strong economic growth and similar stock market returns cannot be expected to continue forever. Worldwide economic growth should be slowed by the economic crisis in Asia, and downward pressure on prices should intensify due to excess supplies of consumer, industrial, and commodity goods. Slower unit volume growth and declining prices will negatively impact the profitability of many companies and industries, especially those in which price is the most important factor in determining demand.
         Accordingly, our equity strategy will continue to focus on companies that sell products that provide value-added solutions and whose brand stands for more than just price. While industry-leading companies in the technology and financial services industries are not completely immune to declining prices, their products offer value-added solutions for customers, and thus are still excellent candidates for investment. Additional equity investments will focus on "under-followed" and "out-of-favor" companies where fundamental change is emerging and valuations are attractive.
         The bond market should do well in 1998 given slower economic growth and non-existent inflation. Since we are bullish on bonds, we moved the Fundis portfolio towards a heavier weighting in bonds in the fourth quarter of 1997. Our bond selection strategy will focus on an opposing spectrum of high-quality credits as well as candidates for credit upgrades.
         Thank you for your continued investment in the Transamerica Premier Balanced Fund.

18

Comparison Of Change In Value Of A $10,000 Investment In Transamerica Premier Balanced Fund With 50% Lehman Brothers Government/Corporate Bond Index And 50% S&P 500 Index**


18

         Total Returns              Annualized       One Year
         as of December 31, 1997    Since Inception* Total Return
Premier Balanced Fund               23.09%           35.38%
50% Lehman Brothers Government/
Corporate Bond Index
50% S&P 500 Index          17.58%           21.29%


18

Premier    Balanced   Fund   ($15,965   at   12/31/97)   50%   Lehman   Brothers
Government/Corporate Bond Index 50% S&P 500 Index ($14,392 at 12/31/97)

18

The Standard & Pooris 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.
  *      October 2, 1995.
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through December 31, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.

19

Transamerica Premier Balanced Fund
Schedule of Investments - December 31, 1997

19
                                    Shares or
                                                     Principal                                            Market
                                                     Amount                                               Value

                                                     Principal                                            Market
                                                     Amount                                               Value


19

COMMON STOCKS - 65.4%
BUSINESS SERVICES - 2.7%
First Data Corporation                               25,000                                               $731,250
CHEMICALS - 5.3%
BetzDearborn, Inc.                                   10,000                                               610,625
W.R. Grace & Company                                 10,000                                               804,375
                                                                                                          1,415,000
COMPUTERS & BUSINESS EQUIPMENT - 9.1%
Cisco Systems, Inc. (a)                              10,500                                               585,375
Dell Computer Corporation (a)                        22,000                                               1,848,000
                                                                                                          2,433,375
CONGLOMERATES - 1.9%
Gillette Company                                     5,000                                                502,188
CONTAINERS & PACKAGING - 1.6%
Sealed Air Corporation (a)                           7,000                                                432,250
ELECTRICAL EQUIPMENT - 1.3%
Millipore Corporation                                10,000                                               339,375
ELECTRONICS - 6.3%
Applied Materials, Inc. (a)                          26,000                                               783,250
Intel Corporation                                    13,000                                               913,250
                                                                                                          1,696,500
FINANCIAL SERVICES - 10.8%
Charles Schwab Corporation                           22,500                                               943,594
Franklin Resources, Inc.                             15,000                                               1,304,062
MoneyGram Payment Systems, Inc. (a) 60,000                                                       645,000
                                                                                                          2,892,656
HOTELS & RESTAURANTS - 3.2%
Host Marriott Corp. (a)                              20,000                                               392,500
Mirage Resorts, Incorporated (a)                     20,000                                               455,000
                                                                                                          847,500
LEISURE TIME - 3.8%
Pixar, Inc. (a)                                      15,000                                               324,375
The Walt Disney Company                              7,000                                                693,438
                                                                                                          1,017,813
REAL ESTATE OPERATIONS - 4.2%
CCA Prison Realty Trust                              25,000                                               1,115,625
RETAIL - 7.1%
Fred Meyer, Inc. (a)                                 52,500
1,909,687
RETAIL GROCERY - 2.3%
Safeway Inc. (a)                                     10,000                                               632,500
SOFTWARE - 5.8%
Microsoft Corporation (a)                            8,000                                                1,034,000
Transaction Systems Architects, Inc. (a)             14,000                                               532,000
                                                                                                          1,566,000
TOTAL COMMON STOCKS
(cost $9,828,162)                                                                                         17,531,719
CORPORATE BONDS - 18.8%
ADVERTISING - 2.1% Valassis Communications, Inc.
                                                     9.550%            12/01/03         500,000           561,800

BROADCASTING - 2.6% Time Warner Inc.
                                                     9.125%            01/15/13         500,000           595,385
Viacom, Inc.
                                                     7.750%            06/01/05         100,000           101,709
                                                                                                          697,094
ELECTRIC UTILITIES - 5.2%
Cleveland Electric Illuminating Company
                                                     7.880%            11/01/17         500,000           527,350
Commonwealth Edison Company
                                                     7.000%            07/01/05         $300,000 $   309,786
Pennsylvania Power & Light Co.
                                                     8.500%            05/01/22         500,000           558,450
                                                                                                          1,395,586
FINANCE & BANKING - 3.5%
General Motors Acceptance Corporation
                                                     7.375%            05/28/99         300,000           305,346
Mellon Bank Corporation
                                                     7.000%            03/15/06         300,000           309,495
U.S. West Capital Funding Inc.
                                                     6.950%            01/15/37         300,000           309,022
                                                                                                          923,863
GAS & PIPELINE UTILITIES - 1.1% The Williams Companies, Inc.
                                                     7.500%            09/15/99         300,000           306,096
GAS EXPLORATION AND DISTRIBUTION - 0.9% NorAm Energy Corp.
                                                     8.900%            12/15/06         200,000           230,048
RETAIL - 1.1%
Dayton Hudson Corporation
                                                     6.400%            02/15/03         300,000           300,126
TRANSPORTATION - 2.3%
Norfolk Southern Corporation
                                                     9.000%            03/01/21         500,000           616,670
TOTAL CORPORATE BONDS
(cost $4,904,194)                                                                                         5,031,283
U.S. GOVERNMENT SECURITIES - 11.4%
U.S. Treasury Bonds
                                                     6.375%            08/15/27         1,200,000         1,265,628
U.S. Treasury Notes
                                                     6.375%            08/15/02         400,000           410,312
                                                     5.875%            11/15/05         1,370,000         1,377,274
TOTAL U.S. GOVERNMENT SECURITIES
(cost $3,041,483)                                                                                         3,053,214
REPURCHASE AGREEMENT - 3.9%
State Street Bank and Trust Company,
                                    4.75% due 01/02/98 (collateralized
                                    by $1,070,000 par value U.S. Treasury Notes,
                                    5.875%, due 10/31/98, with a value of
                                    $1,082,097, cost $1,058,000)                        1,058,000
   1,058,000
TOTAL INVESTMENTS - 99.5%
(cost $18,831,839)*                                                                     26,674,216
OTHER ASSETS LESS LIABILITIES - 0.5%                                                    124,755
NET ASSETS - 100.0%                                                    $                26,798,971



(a) non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,110,650 and $268,273, respectively. Net unrealized appreciation for tax purposes is $7,842,377.








See notes to financial statements

 .        1




19

#

19

See notes to financial statements

20

Transamerica Premier Cash Reserve Fund
Portfolio Manager, Kevin H. Hickam

20

Fund Performance
The Transamerica Premier Cash Reserve Fund delivered excellent results in 1997, posting a 5.48% annualized yield (12-month return) as of December 31, 1997. In comparison, the total return for the average IBC/Donoghue First Tier money market fund was 5.03%. The Fund ranked sixth among 304 money funds, as tracked by Lipper Analytical Services, Inc. As of December 31, 1997, the seven-day current and effective yields were 5.49% and 5.64%, respectively. The Fundis annualized return since inception in October 1995 is 5.44%.

Portfolio Manager Comments
1997 was a great year for the United Statesi economy. Strong economic growth created 3.2 million new jobs, while unemployment stayed under 5%, leading to a 4% increase in average hourly earnings. As high labor productivity and falling commodity prices worked together to offset the increase in earnings, the Consumer Price Index (CPI) rose just 1.7%. Thus, the Federal Reserve enjoyed the enviable position of presiding over an economy that was creating jobs but not inflation.








Portfolio Asset Mix
As of December 31, 1997, the Fund consisted of:

Commercial Paper  77.1%
  (Domestic)               62.9
Commercial Paper
  (Canadian)               16.7
Short Term
  Corporate Notes          17.9
Cash and
  Cash Equivalents         1.0
Other                      1.5
Total                      100.0%

Going Forward
For the first three quarters of 1997, the outlook for 1998 appeared to call for the continuation of solid economic growth. However, turmoil in Asian financial markets during the fourth quarter of 1997 makes projections for 1998 very hard, indeed. The dilemma is due in large part to the difficulty of estimating the severity of the impact of the Asian crisis.
         Slower economic growth in the Asian region will almost certainly lead to slower economic growth and lower prices in the U.S., as depreciating currencies allow Asian producers to displace domestic production by substantially cutting export prices. Inflation statistics will benefit as slower growth and declining import costs keep price increases in check. This outlook for slower growth will translate into stable to lower Federal Fund rates as the Federal Reserve attempts to manage the ultimate effect of the Asian crisis.
         Thank you for your continued investment in the Transamerica Premier Cash Reserve Fund.


20

Comparison Of Change In Value Of $10,000 Investment In Transamerica Premier Cash Reserve Fund With The IBCis Money
Fund Reporttm**


20

         Total Returns              Annualized       One Year
         as of December 31, 1997    Since Inception* Total Return
Premier Cash Reserve Fund  5.44%            5.48%
The IBCis Money Fund ReportTM       4.98%            5.03%


20

Premier Cash Reserve Fund ($11,266 at 12/31/97)
The IBCis Money Fund Reporttm ($11,156 at 12/31/97)

20

The IBCis Money Fund ReportTM -All Taxable, First Tier is a composite of taxable money market funds that meet the SECis definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
         The Investment Adviser agreed to waive their Adviser Fee and the Administrator agreed to assume any other operating expenses for the Fund. Otherwise, the current and effective yields would have been 2.55% and 2.68%, respectively.
  * October 2, 1995.
** Hypothetical illustration of $10,000 invested at inception (October 2, 1995), assuming reinvestment of dividends and capital gains at net asset value through December 31, 1997. Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total returns of the Funds would have been lower.

21

Transamerica Premier Cash Reserve Fund
Schedule of Investments - December 31, 1997

21

                                                     Principal         Amortized
                                                     Amount            Cost

                                                     Principal         Amortized
                                                     Amount            Cost


21

COMMERCIAL PAPER - DOMESTIC - 62.9%
BANKING - 1.6%
J.P. Morgan & Company, Incorporated
                  5.700%   03/16/98         $800,000 $790,627
BROKERAGE - 4.8% Merrill Lynch & Company, Inc.
                  5.540%   01/06/98         800,000           799,385
                  5.570%   01/12/98         1,450,000         1,447,532
                  5.620%   01/12/98         100,000           99,828
                  5.820%   01/16/98         130,000           129,685
                                                                       2,476,430
COMMERCIAL FINANCIAL SERVICES - 9.6%
Associates Corporation of North America
                  5.490%   02/02/98         160,000           159,219
                  5.510%   02/10/98         2,150,000         2,136,837
                  5.620%   02/10/98         170,000           168,938
General Electric Capital Corporation
                  5.720%   01/21/98         100,000           99,682
                  5.550%   02/23/98         2,185,000         2,167,147
                  5.610%   03/23/98         195,000           192,539
                                                                       4,924,362
COMPUTERS & BUSINESS EQUIPMENT - 0.2%
IBM Corporation
                  5.680%   03/09/98         120,000           118,732
CONGLOMERATES - 2.9%
Minnesota Mining & Manufacturing Company
                  5.900%   01/09/98         1,500,000         1,498,033
CONSUMER FINANCIAL SERVICES - 14.4%
Ford Motor Credit Company
                  5.510%   01/09/98         120,000           119,853
                  5.510%   01/20/98         2,150,000         2,143,748
                  5.650%   01/20/98         200,000           199,403
Toyota Motor Credit Company
                  5.920%   01/30/98         1,200,000         1,194,277
                  5.640%   02/27/98         1,300,000         1,288,391
USAA Capital Corporation
                  5.680%   01/26/98         850,000           846,647
                  5.570%   02/27/98         1,600,000         1,585,890
                                                                       7,378,209
FINANCIAL SERVICES - 4.7%
Caterpillar Financial Services
                  5.650%   02/23/98         1,200,000         1,190,019
                  5.720%   02/23/98         1,225,000         1,214,684
                                                                       2,404,703
FOOD & BEVERAGES - 6.8%
Coca-Cola Company
                  5.630%   03/20/98         1,800,000         1,778,043
McDonaldis Corporation
                  5.730%   01/20/98         1,700,000         1,694,859
                                                                       3,472,902

FOOD PROCESSING - 4.7%
Cargill, Incorporated
                  5.630%   04/03/98         2,450,000         2,414,750
LEISURE TIME - 4.7%
The Walt Disney Company
                  5.580%   01/29/98         2,000,000         1,991,320
                  5.700%   02/05/98         400,000           397,783
                                                                       2,389,103
TELECOMMUNICATIONS - 8.5%
Ameritech Capital Funding Corp.
                  5.550%   01/23/98         $2,400,000        $ 2,391,860
AT&T Corporation
                  5.680%   02/25/98         2,000,000         1,982,644
                                                                       4,374,504
TOTAL COMMERCIAL PAPER - DOMESTIC
(amortized cost $32,242,355)                                         32,242,355
COMMERCIAL PAPER - FOREIGN - 16.7%
BANKING - 8.1%
Canadian Imperial Holdings, Inc.
                  5.690%   03/02/98         2,450,000         2,426,766
Toronto Dominion Holdings
                  5.500%   01/02/98         150,000           149,977
                  5.470%   01/20/98         1,600,000         1,595,381
                                                                       4,172,124
FOOD PROCESSING - 2.8%
Canadian Wheat Board
                  5.600%   01/16/98         1,425,000         1,421,675
GOVERNMENT - 1.9%
Province of British Columbia
                  5.560%   04/15/98         1,000,000         983,937
UTILITIES - 3.9%
Ontario Hydro
                  5.670%   03/16/98         2,000,000         1,976,690
TOTAL COMMERCIAL PAPER - FOREIGN
(amortized cost $8,554,426)                                            8,554,426
COLLATERALIZED LOAN OBLIGATIONS - 4.3%
FINANCE - 4.3%
Triangle Funding Limited
(amortized cost $2,200,000)
                  5.750%   11/15/98         2,200,000         2,200,000
SHORT-TERM CORPORATE NOTES - 13.6%
COMMERCIAL FINANCIAL SERVICES - 4.2%
Asset Securitization Cooperative Corporation
                  5.680%   02/26/98         2,150,000         2,131,004
FINANCE & BANKING - 4.8%
John Deere Capital Corporation
                  5.730%   01/22/98         110,000           109,632
                  5.550%   01/28/98         1,425,000         1,419,068
                  5.520%   02/10/98         775,000           770,247
                  5.480%   03/05/98         175,000           173,322
                                                                       2,472,269
TECHNOLOGY - 4.6%
IBM Credit Corporation
                  5.530%   01/14/98         430,000           429,141
                  5.560%   02/19/98         950,000           942,811
                  5.480%   04/01/98         1,000,000         986,300
                                                                       2,358,252
TOTAL SHORT-TERM CORPORATE NOTES
(amortized cost $6,961,525)                                            6,961,525
U.S. GOVERNMENT AGENCY SECURITY - 1.0%
Federal National Mortgage Association Discount Notes
(amortized cost $493,192)
                  5.570%   03/30/98         500,000           493,192
TOTAL INVESTMENTS - 98.5%
(amortized cost $50,451,498)                                          50,451,498
OTHER ASSETS LESS LIABILITIES - 1.5%                          794,670
NET ASSETS - 100.0%                                           $       51,246,168





























See notes to financial statements   1




21

#

21

See notes to financial statements

22

Statements of Assets and Liabilities
December 31, 1997


22

                  Transamerica      Transamerica     Transamerica      Transamerica
                  Premier  Premier  Premier Premier
                           Aggressive Growth Fund    Small Company Fund         Equity Fund      Index Fund
ASSETS
Investments, at cost$      11,483,598       $        10,667,696        $        86,814,995       $        19,896,149

Investments, at value $    12,766,061       $        11,019,087        $        110,880,094      $        24,052,320
Cash                                30,372                    5                         360               391
Receivables:
         Dividends and interest     8,054            6,441                      57,426           28,295
         Securities sold            -                72,348                     -                1,239
         Fund shares sold           11,309           56,565                     1,085,526        4,096
         Due from Administrator     4,809            3,916                      -                21,711
Prepaid expenses and other assets   7,505            7,504                      3,453            1,786
                                    12,828,110       11,165,866                 112,026,859      24,109,838

LIABILITIES
Payables:
   Dividends payable                -                -                 31,941           332
   Securities purchased             -                -                 15,106           44,472
   Fund shares redeemed             9,186            7,175             233,959          6,804
   Advisory fees payable            9,046            8,091             78,460           6,034
   Directors fees payable           610              529               642              1,219
   Distribution fees payable        2,660            2,380             23,077           2,011
   Variation margin payable         -                -                 -                950
Other accrued expenses              26,255           25,570            76,620           55,894
                                    47,757           43,745            459,805          117,716
TOTAL NET ASSETS           $12,780,353      $11,122,121       $111,567,054      $23,992,122

NET ASSETS CONSIST OF:
Paid in capital                     $11,520,418      $10,127,644       $87,239,867      $18,901,120
Undistributed net investment income -                -                 -                1,398
Accumulated net realized gain (loss) on
         investments and futures transactions(22,528)                  643,086          262,088           961,221
Net unrealized appreciation
         of investments and futures contracts1,282,463        351,391           24,065,099       4,128,383
TOTAL NET ASSETS           $12,780,353      $11,122,121       $111,567,054              $23,992,122

Shares outstanding                  1,049,240        890,372           6,020,961                 1,548,731

NET ASSET VALUE PER SHARE$ 12.18    $ 12.49          $  18.53                   $ 15.49


22

See notes to financial statements

23

Statements of Assets and Liabilities
December 31, 1997 (Continued)

23

                           Transamerica     Transamerica      Transamerica      Transamerica
                           Premier          Premier           Premier           Premier
                           Bond Fund        Balanced Fund     Cash Reserve Fund Index Fund
ASSETS
Investments, at cost       $        13,567,819       $        18,831,839        $       50,451,498

Investments, at value      $        14,062,744       $        26,674,216        $       50,451,498
   Cash                                     808                        730                       -
   Receivables:
   Dividends and interest                   209,081                    164,319                   20,029
   Securities sold                                   -                                  -                 -
   Fund shares sold                         534                        20,622           1,113,295
   Due from Administrator           1,139                     1,356             24,980
Prepaid expenses and other assets           1,774                      2,371            4,216
                                            14,276,080                 26,863,614       51,614,018

LIABILITIES
Payables:
   Dividends payable                        680                        629              -
   Due to Custodian                         -                          -                172,342
   Fund shares redeemed                     -                          1,891            112,350
   Advisory fees payable                    7,164                      16,737           14,872
   Directors fees payable                   722                        1,387            2,803
   Distribution fees payable                2,985                      5,579            -
Other accrued expenses                      28,376                     38,420           65,483
                                            39,927                     64,643           367,850
TOTAL NET ASSETS                    $14,236,153               $26,798,971       $51,246,168

NET ASSETS CONSIST OF:
Paid in capital                             $13,959,903                $19,096,776      $51,246,168
Undistributed net investment income 770                       774               -
Accumulated net realized loss on
         investments and futures transactions(219,445)                 (140,956)                 -
Net unrealized appreciation
         of investments and futures contracts494,925                   7,842,377                 -
TOTAL NET ASSETS           $        14,236,153                $26,798,971       $51,246,168

Shares outstanding                          1,396,814                  1,724,861        51,246,168

NET ASSET VALUE PER SHARE  $         10.19           $   15.54          $    1.00



23

#

23

See notes to financial statements

24

Statements of Operations
Year ended December 31, 1997

24

                  Transamerica      Transamerica     Transamerica      Transamerica
                  Premier  Premier  Premier Premier
                  Aggressive Growth Fund**  Small Company Fund**       Equity Fund      Index Fund
INVESTMENT INCOME
Interest income   $        20,399   $       30,687   $        217,530  $        207,624
Dividend income*           20,615           13,425            279,260           236,521
TOTAL INCOME               41,014           44,112            496,790           444,145

EXPENSES
Investment adviser fee              42,912           38,671            540,485          52,012
Transfer agent fees                 14,526           9,856             120,755          79,109
Distribution fees:
         Investor class             12,621           11,374            158,557          17,309
         Adviser class              -                -                 1,636            292
Custodian fees             11,241           11,941            80,040            106,377
Registration fees          12,696           14,382            40,131            13,210
Audit fees                 6,431            6,431             13,043            6,828
Legal fees                 2,057            2,057             5,037             5,000
Printing          759               419              2,228             1,270
Directorsi fees and expenses                1,219             1,058             13,471           4,561
Other expenses             495              486               3,072             1,862
Total operating expenses
         before waiver and reimbursement             104,957           96,675           978,455           287,830
Fees waived and expenses reimbursed         (34,278)          (32,982)          (28,198)         (244,224)
                           70,679           63,693            950,257           43,606
NET INVESTMENT INCOME (LOSS)                (29,665)          (19,581)          (453,467)                 400,539

NET REALIZED AND UNREALIZED
         GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
         investments and futures
         transactions               (5,049)          651,499           1,028,129                 1,010,570
Change in net unrealized appreciation
         of investments and futures contracts                 1,282,463                 351,391           18,094,426
2,901,178
NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS             1,277,414                 1,002,890                 19,122,555
3,911,748

NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS  $       1,247,749         $        983,309  $       18,669,088        $
4,312,287

*Net of foreign withholding taxes                            $        1,313

**Funds commenced operations on
    July 1, 1997.



24

See notes to financial statements

25

Statements of Operations
Year ended December 31, 1997
(Continued)

25

              Transamerica      Transamerica     Transamerica      Transamerica
                  Premier  Premier  Premier Premier
                Bond Fund         Balanced Fund    Cash Reserve Fund Index Fund

INVESTMENT INCOME
Interest income   $        1,000,311        $        416,787  $        2,366,069
Dividend income            -                67,862            -
TOTAL INCOME               1,000,311                 484,649           2,366,069

EXPENSES
Investment adviser fee              79,524           159,452           147,809
Transfer agent fees                 56,313           67,899            99,359
Distribution fees:
         Investor class             33,061           53,112            37,947
         Adviser class              296              153               84
Custodian fees             33,518           41,583            65,693
Registration fees          9,737            11,880            19,424
Audit fees                 8,126            9,582             19,258
Legal fees                 5,000            5,000             5,000
Printing          159               688              2,086
Directorsi fees and expenses                3,341             5,730      11,323
Other expenses             2,571            2,973             6,464
Total operating expenses
         before waiver and reimbursement             231,646   358,052  414,447
Fees waived and expenses reimbursed         (59,121)          (49,663)(308,778)
                           172,525          308,389           105,669
NET INVESTMENT INCOME               827,786          176,260           2,260,400

NET REALIZED AND UNREALIZED
         GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
         investments and futures
         transactions               (204,704)                 16,730          -
Change in net unrealized appreciation
         of investments and future contracts         670,280    5,682,201     -
NET REALIZED AND UNREALIZED
         GAIN ON INVESTMENTS                465,576           5,698,931       -

NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS  $1,293,362         $5,875,191     $2,260,400

25

#

25

See notes to financial statements

26

Statements of Changes in Net Assets


26

                  Transamerica Premier Aggressive Growth Fund*
Transamerica Premier Small Company Fund*
Period Ended      Period Ended
                  December 31, 1997 December 31, 1997

INCREASE IN NET ASSETS
From operations:
Net investment income (loss)        $       (29,665) $        (19,581)
Net realized gain (loss) on
         investments and futures
         transactions               (5,049)          651,499
Net change in unrealized appreciation
         of investments             1,282,463                 351,391
Net increase in net assets
         resulting from operations          1,247,749                  983,309

Fund share transactions (Note 5)            11,531,604                10,137,812
Increase in net assets              12,779,353                11,121,121

NET ASSETS
Beginning of period                 1,000            1,000
End of period              $12,780,353      $        11,122,121


* Funds commenced operations on
   July 1, 1997.


26

See notes to financial statements

27

Statements of Changes in Net Assets

27

                  Transamerica Premier Equity Fund   Transamerica Premier Index Fund
Year Ended December 31,    Year Ended December 31,
                  1997      1996    1997    1996

INCREASE IN NET ASSETS
From operations:
Net investment income (loss)        $              (453,467)  $                 (152,385)        $
400,539  $               212,430
Net realized gain on
         investments and futures
         transactions               1,028,129                               19,987               1,010,570
         597,132
Net change in unrealized appreciation
         of investments             18,094,426                6,207,735                 2,901,178
         950,341
Net increase in net assets
         resulting from operations          18,669,088                 6,075,337                 4,312,287
1,759,903

Dividends and distributions to
shareholders from:
Net investment income:
         Investor class             -                            (21,868)                        (398,741)
        (250,208)
         Adviser class              -                                    (6)                           (400)
              (667)

Net realized gains:
         Investor class                      (762,199)                                       -
(109,162)                          (532,417)
         Adviser class                                   -                                   -
                     -                          (4,551)

Fund share transactions (Note 5)            62,593,208                 13,886,118                9,280,981
3,000,914
Increase in net assets              80,500,097                19,939,581                13,084,965
3,972,974

NET ASSETS
Beginning of period                 31,066,957                11,127,376                10,907,157
6,934,183
End of period (1) $        111,567,054      $        31,066,957        $        23,992,122       $        10,907,157

(1) Includes undistributed net
investment income (loss) of:        $                          -       $                 (152,433)        $
   1,398 $            (476)





27

#

27

See notes to financial statements

28

Statements of Changes in Net Assets

28

                  Transamerica Premier Bond Fund     Transamerica Premier Balanced Fund
Year Ended December 31,    Year Ended December 31,
                  1997      1996    1997    1996


INCREASE IN NET ASSETS
From operations:
Net investment income      $        827,786 $        679,307  $        176,260  $       189,475
Net realized gain (loss) on
         investments and futures
         transactions               (204,704)                 20,100            16,730                 (131,140)
Net change in unrealized appreciation
         (depreciation) of investments               670,280           (541,487)                 5,682,201
2,023,894
Net increase in net assets
         resulting from operations          1,293,362                  157,920          5,875,191
2,082,229

Dividends and distributions to
shareholders from:
Net investment income:
         Investor class             (825,680)                 (738,858)                 (175,465)
(261,146)
         Adviser class              (1,373)          (3,840)           (21)             (751)

Fund share transactions (Note 5)            1,108,065                  1,410,447                 4,999,432
2,177,366
Increase in net assets              1,574,374                 825,669           10,699,137                3,997,698

NET ASSETS
Beginning of period                 12,661,779                11,836,110                16,099,834
12,102,136
End of period (1) $        14,236,153       $        12,661,779        $        26,798,971       $        16,099,834

(1) Includes undistributed net
investment income (loss) of:        $       770      $        37       $        774     $        (367)







28

See notes to financial statements

29

Statements of Changes in Net Assets

29

Transamerica Premier Cash Reserve Fund                   Year Ended December 31,
                  1997      1996

INCREASE IN NET ASSETS
From operations:
Net investment income      $        2,260,400        $        1,525,057
Net realized gain (loss) on
         investments and futures
         transactions               -                -
Net change in unrealized appreciation
         (depreciation) of investments               -                 -
Net increase in net assets
         resulting from operations          2,260,400                  1,525,057

Dividends and distributions to
shareholders from:
Net investment income:
         Investor class             (2,258,470)               (1,518,377)
         Adviser class              (1,930)          (6,680)

Fund share transactions (Note 5)            19,002,190                 4,226,226
Increase in net assets              19,002,190                4,226,226

NET ASSETS
Beginning of period                 32,243,978                28,017,752
End of period     $        51,246,168       $        32,243,978

29

#

29

See notes to financial statements

30

Financial Highlights


30

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                  Transamerica       Transamerica
                  Premier Aggressive        Premier Small
                  Growth Fund       Company Fund
                  Period ended      Period ended
                  December 31, 1997*        December 31, 1997*

NET ASSET VALUE
Beginning of period        $        10.00   $        10.00

Investment Operations
Net investment income (loss)1               (0.03)            (0.02)
Net realized and
         unrealized gain (loss)             2.21              2.51
Total from investment operations            2.18              2.49

Distributions To
Shareholders From
Net investment income               -                -
Net realized gains                  -                -
Total distributions                 -                -

Net Asset Value
End of period     $        12.18    $       12.49

Total Return2              21.80%           24.90%


Ratios And Supplemental Data
Expenses to average net assets:
         After reimbursement/fee waiver=             1.40%             1.40%
         Before reimbursement/fee waiver=            2.08%             2.12%
Net investment income (loss), after
         reimbursement/fee waiver=          (0.59)%           (0.43)%
Portfolio turnover rate             17%              74%
Average commission rate3            $0.0650          $0.0562
Net assets, end of period
         (in thousands)             $12,780          $11,122


=        Annualized

*        Funds commenced operations on July 1, 1997.

1        Net investment income (loss) is after waiver of fees by the Adviser and reimbursement of certain expenses
by the
         Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $(0.06) and $(0.06) for the Aggressive Growth Fund and the Small Company Fund, respectively, for the period ended December 31, 1997.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

3 Represents the average commission rate paid on equity security transactions on which commissions are charged.


30

See notes to financial statements

31

Financial Highlights


31

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                  Transamerica Premier Equity Fund   Transamerica Premier Index Fund
                  Year ended        Year ended       Period ended      Year ended       Year ended        Period
ended
                  December 31, 1997 December 31, 1996December 31, 1995*         December 31, 1997December 31, 1996
December 31, 1995*

Net Asset Value
Beginning of period        $        12.65   $        9.82     $        10.00    $       11.96    $        10.59    $
10.00

Investment Operations
Net investment income (loss)1               (0.04)            (0.06)            0.02             0.32
0.27              0.06
Net realized and
         unrealized gain (loss)             6.05              2.91              (0.20)           3.60
2.06              0.53
Total from investment operations            6.01              2.85              (0.18)           3.92
2.33              0.59

Distributions To
Shareholders From:
Net investment income               -                (0.02)            -                (0.32)            (0.33)
-
Net realized gains                  (0.13)           -                 -                (0.07)            (0.63)
-
Total distributions                 (0.13)           (0.02)            -                (0.39)            (0.96)
-

Net Asset Value
End of period     $        18.53    $       12.65    $        9.82     $        15.49   $        11.96    $
10.59

Total Return2              47.51%           29.07%            (1.80)%           33.14%           22.33%
5.90%

Ratios And Supplemental Data
Expenses to average net assets:
         After reimbursement/fee waiver=             1.49%             1.50%            0.25%             0.25%
0.35%             0.25%
         Before reimbursement/fee waiver=            1.51%             1.95%            2.39%             1.57%
2.29%             4.12%
Net investment income (loss),
         after reimbursement/fee waiver=             (0.71)%           (0.66)%          1.51%             2.31%
2.48%             2.70%
Portfolio turnover rate             13%                60%             -                11%               94%
4%
Average commission rate3   $        0.0619  $        0.0660   $        0.0678   $       0.0407   $        0.0363   $
0.0418
Net assets, end of period
         (in thousands)    $        111,567 $        30,454   $        11,070   $       23,992   $        10,814   $
6,934


=        Annualized

*        Funds commenced operations on October 2, 1995.

1 Net investment income (loss) is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the  Administrator had not reimbursed  expenses,  net investment income
(loss) per share would have been $(0.04), $(0.10) and $(0.01) for the Equity Fund and $0.14, $0.06 and $(0.03) for the Index Fund for the periods ended December 31, 1997, 1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

3 Represents the average commission rate paid on equity security transactions on which commissions are charged.


31

#

31

See notes to financial statements

32

Financial Highlights


32

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                  Transamerica Premier Bond Fund     Transamerica Premier Balanced Fund
                  Year ended        Year ended       Period ended      Year ended       Year ended        Period
ended
                  December 31, 1997 December 31, 1996December 31, 1995*         December 31, 1997December 31, 1996
December 31, 1995*

Net Asset Value
Beginning of period        $        9.86    $        10.37    $        10.00    $       11.57    $        10.23    $
10.00

Investment Operations
Net investment income1              0.62             0.56              0.16             0.11              0.14
0.06
Net realized and
         unrealized gain (loss)             0.33              (0.46)            0.32             3.97
1.40              0.17
Total from investment operations            0.95              0.10              0.48             4.08
1.54              0.23

Distributions To
Shareholders From:
Net investment income               (0.62)           (0.61)            (0.11)           (0.11)            (0.20)
-
Net realized gains                  -                -                 -                -                 -
-
Total distributions                 (0.62)           (0.61)            (0.11)           (0.11)            (0.20)
-

Net Asset Value
End of period     $        10.19    $        9.86    $        10.37    $        15.54   $        11.57    $
10.23

Total Return2              9.99%            1.16%             4.82%             35.38%           15.28%
2.30%


Ratios And Supplemental Data
Expenses to average net assets:
         After reimbursement/fee waiver=             1.30%             1.30%            0.25%             1.45%
1.45%             0.25%
         Before reimbursement/fee waiver=            1.64%             1.81%            1.93%             1.62%
1.94%             2.12%    Net investment income (loss),
         after reimbursement/fee waiver=             6.25%             5.66%            6.55%             0.83%
1.34%             3.12%
Portfolio turnover rate             99%              7%                19%              23%               19%
16%
Average commission rate3            -                -                 -        $       0.0638   $        0.0656   $
0.0662
Net assets, end of period
         (in thousands)    $        14,236  $        12,553   $        11,827   $       26,799   $        16,041   $
12,084


=        Annualized

*        Funds commenced operations on October 2, 1995.

1 Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the
         Administrator had not reimbursed expenses, net investment income per share would have been $0.58, $0.50 and $0.12 for the Bond Fund and $0.09, $0.09 and $0.02 for the ` Balanced Fund for the periods ended December 31, 1997, 1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.

3 Represents the average commission rate paid on equity security transactions on which commissions are charged.





32

See notes to financial statements

33

Financial Highlights

33


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                  Transamerica Premier Cash Reserve Fund
                  Year ended        Year ended       Period ended
                  December 31, 1997 December 31, 1996December 31, 1995*

Net Asset Value
Beginning of period        $         1.00   $         1.00    $         1.00

Investment Operations
Net investment income1              0.05             0.05              0.01
Net realized and
         unrealized gain (loss)             -                 -            -
Total from investment operations            0.05              0.05      0.01

Distributions To
Shareholders From:
Net investment income               (0.05)           (0.05)            (0.01)
Net realized gains                  -                -                 -
Total distributions                 (0.05)           (0.05)            (0.01)

Net Asset Value
End of period     $         1.00    $        1.00    $         1.00

Total Return2              5.48%            5.34%             1.39%



Ratios And Supplemental Data
Expenses to average net assets:
         After reimbursement/fee waiver=             0.25%             0.25%            0.25%
         Before reimbursement/fee waiver=            0.95%             1.09%            1.37%
Net investment income (loss),
         after reimbursement/fee waiver=             5.35%             5.21%            5.55%
Net assets, end of period
         (in thousands)             $51,246          $32,041           $27,996



=        Annualized

*        The Fund commenced operations on October 2, 1995.

1        Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator
         (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.05, $0.04 and $0.01 for the Cash Reserve Fund for the periods ended December 31, 1997,
         1996 and 1995, respectively.

2 Total return represents aggregate total return for the period indicated and is not annualized, for periods less than one year.



33

#

33

See notes to financial statements

34

Notes to Financial Statements
December 31, 1997


34

1. Significant Accounting Policies
Transamerica Investors, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company. The Company is composed of seven Funds: Transamerica Premier Small Company Fund (the "Small Company Fund"), Transamerica Premier Equity Fund (the "Equity Fund"), Transamerica Premier Index Fund (the "Index Fund"), Transamerica Premier Bond Fund (the "Bond Fund"), Transamerica Premier Balanced Fund (the "Balanced Fund"), Transamerica Premier Cash Reserve Fund (the "Cash Reserve Fund") and Transamerica Premier Aggressive Growth Fund (the "Aggressive Growth Fund") which is non-diversified (collectively referred to as the "Funds"). For information of investment objectives and strategies, please refer to the Fundsi prospectus.
         Prior to April 30, 1997, each Fund had two classes of shares, Investor Class and Adviser Class. Each share of each class represented an identical legal interest in the same investments of a Fund, except that Adviser Class shares had higher distribution fees. Each class had certain other expenses related solely to that class. On April 30, 1997, the Adviser Class of each series was terminated by the Board of Directors.
         The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

(A) VALUATION OF SECURITIES - Equity securities listed on a principal exchange (U.S. or foreign), NASDAQ and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Futures contracts are valued at the last sale price on the market where the contract is principally traded. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Companyis Board of Directors.

(B) REPURCHASE AGREEMENTS - Each Fund may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time the Fund purchases an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make timely repurchase, the Fundis expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) FUTURES CONTRACTS - The Index Fund uses S&P 500 index futures as part of its strategy to track the return of the S&P 500 Index. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.
         The use of futures contracts involves several risks. The change in value of futures contracts corresponds primarily with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(D) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund are allocated primarily on the basis of relative average daily net assets.

(E) DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Equity Fund, the Index Fund, and the Balanced Fund are declared and paid quarterly. Dividends from net investment income, if any, on shares of the AggressiveGrowth Fund and the Small Company Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.


35

Notes to Financial Statements
December 31, 1997 (Continued)


35

(F) FEDERAL INCOME TAXES - Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of their taxable income. Therefore, no Federal income or excise tax provision is required. For Federal income tax purposes, the Bond Fund has capital loss carryforwards of $14,741 expiring in 2003 and $204,704 expiring in 2005. For Federal income tax purposes, the Balanced Fund has capital loss carryforwards of $26,024 expiring in 2003, $11,380 expiring in 2004, and $103,552 expiring in 2005.
         Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carryforwards. Permanent items identified in the period ended December 31, 1997, have been reclassified among components of net assets as follows:
                  Undistributed Net Undistributed Net         Paid-In
Fund     Investment Income Realized Gains and Losses Capital
Aggressive Growth Fund     (29,665) 17,479  (12,186)
Small Company Fund         (19,581) 8,413   (11,168)
Equity Fund       (605,900)         22,565  (583,335)
Index Fund        476      (476)    -
Bond Fund         -        -        -
Balanced Fund     (367)    -        (367)
Cash Reserve Fund -        -        -

(G) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and other Transactions
The Company has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with Transamerica Investment Services, Inc. (the "Investment Adviser"), a wholly owned subsidiary of Transamerica Corporation, on behalf of each Fund. For its services to the Funds, the Investment Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fee for the Funds are as follows:
                  First    Next     In Excess of
Fund     $1 Billion        $1 Billion       $2 Billion
Aggressive Growth Fund     0.85%    0.82%   0.80%
Small Company Fund         0.85%    0.82%   0.80%
Equity Fund       0.85%    0.82%    0.80%
Index Fund        0.30%    0.30%    0.30%
Bond Fund         0.60%    0.57%    0.55%
Balanced Fund     0.75%    0.72%    0.70%
Cash Reserve Fund 0.35%    0.35%    0.35%

         The Companyis Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. The Administrator provides the Funds with administrative and clerical services. The Administrator receives its fee directly from the Investment Adviser, and receives no compensation from the Funds.
         The Adviser has agreed to waive its fee, and the Administrator has agreed to assume any other operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund
Aggressive Growth Fund     1.40%
Small Company Fund         1.40%
Equity Fund       1.50%
Index Fund        0.25%
Bond Fund         1.30%
Balanced Fund     1.45%
Cash Reserve Fund 0.25%


35

#

36

Notes to Financial Statements
December 31, 1997 (Continued)


36

         Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter and distributor of the shares of each of the Funds. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly-owned subsidiary of Transamerica Corporation.
         No officer, director, or employee of the Investment Adviser, the Administrator or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $10,000 annual fee, $1,000 for each meeting of the Companyis Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 1997, the Funds expensed aggregate fees of $40,400 to all directors who are not affiliated persons of the Investment Adviser.
         Certain directors and officers of the fund are also directors and officers of the Investment Adviser and other affiliated Transamerica entities.

As of December 31, 1997, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund
Aggressive Growth Fund     56.05%
Small Company Fund         64.68%
Equity Fund                38.55%
Index Fund                 83.73%
Bond Fund                  92.74%
Balanced Fund              76.87%
Cash Reserve Fund 68.39%


3. Distribution Plans
The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Index Fund and the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC agreed to waive the distribution fees for the Cash Reserve Fund. Prior to its termination, the Adviser Class incurred annual 12b-1 distribution and service fees of 0.75% and 0.25%, respectively of the average daily net assets, except the Cash Reserve Fund, which had no distribution fee for Adviser Shares.

4. Security Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1997 were as follows:

                                                                           U.S.
Government                    Proceeds                           U.S. Government
Fund                              Purchases                           Purchases
                        from Sales                                      Sales
Aggressive Growth Fund     $11,706,203      $             -   $1,441,865     $-
Small Company Fund         14,655,332       -        5,781,135         -
Equity Fund       66,672,984        -       8,017,508         -
Index Fund        9,690,016         67,467  1,861,391         -
Bond Fund         9,861,113         4,441,581        6,695,118         5,986,344
Balanced Fund     7,794,629         1,244,531        4,619,747         -




37

Notes to Financial Statements
December 31, 1997 (Continued)


37

5. Capital Stock Transactions
At December 31, 1997, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods indicated. As discussed in Note 1, the Adviser Class was terminated on April 30, 1997.


Transamerica Premier Aggressive Growth Fund  Authorized Shares - 7,142,857
                         Period ended December 31, 1997*
                  Shares   Amount
Capital stock sold         1,182,281        $13,130,142
Capital stock issued upon reinvest-
         ment of dividends and distributions-        -
Capital stock redeemed     (133,141)        (1,598,538)
Net increase      1,049,140         $11,531,604


Transamerica Premier Small Company Fund  Authorized Shares - 7,142,857
                                  Period ended
December 31, 1997*
                  Shares   Amount
Capital stock sold         1,477,867        $17,273,937
Capital stock issued upon reinvest-
         ment of dividends and distributions-        -
Capital stock redeemed     (587,595)        (7,136,125)
Net increase 890,272 $10,137,812 *Funds commenced operations on July 1, 1997.


Transamerica Premier Equity Fund  Authorized Shares - 57,142,858

                                                                    Year ended
December 31, 1997                                                    Year ended
December 31, 1996
Investor Class    Shares   Amount   Shares  Amount
Capital stock sold         4,549,326        $80,027,236       1,396,408         $14,694,383
Capital stock issued upon reinvest-
         ment of dividends and distributions39,406   729,460  2,199    21,734
Capital stock redeemed     (975,133)        (17,534,999)      (118,611)         (1,292,651)
Net increase      3,613,599         $63,221,697      1,279,996         $13,423,466

Adviser Class
Capital stock sold         6,522    $    86,947      45,506   $   489,805
Capital stock issued upon reinvest-
         ment of dividends and distributions-        -        1        6
Capital stock redeemed     (55,259) (715,436)        (2,598)  (27,159)
Net increase (decrease)    (48,737) $ (628,489)      42,909   $   462,652



37

#

38

Notes to Financial Statements
December 31, 1997 (Continued)


38

Transamerica Premier Index Fund  Authorized Shares - 57,142,857
                                                                   Year ended
December 31, 1997                                                  Year ended
December 31, 1996
Investor Class    Shares   Amount   Shares  Amount
Capital stock sold         695,991  $10,118,205      206,344  $ 2,362,558
Capital stock issued upon reinvest-
         ment of dividends and distributions35,103   506,892  63,545   781,615
Capital stock redeemed     (86,530) (1,248,940)      (20,564) (232,889)
Net increase      644,564  $ 9,376,157      249,325  $ 2,911,284

Adviser Class
Capital stock sold         2,720    $    34,789      7,341    $    84,268
Capital stock issued upon reinvest-
         ment of dividends and distributions18       225      414      5,362
Capital stock redeemed     (10,514) (130,190)        -        -
Net increase (decrease)    (7,776)  $ (95,176)       7,755    $    89,630


Transamerica Premier Bond Fund  Authorized Shares - 57,142,857
                                   Year ended
                          December 31, 1997 Year ended
December 31, 1996
Investor Class    Shares   Amount   Shares  Amount
Capital stock sold         132,704  $ 1,318,618      85,943   $   843,001
Capital stock issued upon reinvest-
         ment of dividends and distributions83,092   820,341  74,981   736,816
Capital stock redeemed     (92,679) (925,179)        (27,700) (270,290)
Net increase      123,117  $ 1,213,780      133,224  $ 1,309,527

Adviser Class
Capital stock sold         4,562    $    44,667      18,228   $   179,841
Capital stock issued upon reinvest-
         ment of dividends and distributions117      1,138    391      3,775
Capital stock redeemed     (15,725) (151,520)        (8,499)  (82,696)
Net increase (decrease)    (11,046) $ (105,715)      10,120   $   100,920


Transamerica Premier Balanced Fund  Authorized Shares - 57,142,857
                                   Year ended
                          December 31, 1997 Year ended
December 31, 1996
Investor Class    Shares   Amount   Shares  Amount
Capital stock sold         455,997  $ 6,756,401      223,285  $ 2,348,093
Capital stock issued upon reinvest-
         ment of dividends and distributions12,231   174,166  24,579   260,932
Capital stock redeemed     (129,262)        (1,870,703)       (42,754) (465,759)
Net increase      338,966  $ 5,059,864      205,110  $ 2,143,266

Adviser Class
Capital stock sold         1,563    $   19,115       22,698   $   242,657
Capital stock issued upon reinvest-
         ment of dividends and distributions1        17       72       750
Capital stock redeemed     (6,682)  (79,564)(19,469) (209,307)
Net increase (decrease)    (5,118)  $(60,432)        3,301    $34,100



39

Notes to Financial Statements
December 31, 1997 (Continued)


39

Transamerica Premier Cash Reserve Fund  Authorized Shares - 507,142,857
                                   Year ended
                          December 31, 1997 Year ended
December 31, 1996
Investor Class    Shares   Amount   Shares  Amount
Capital stock sold         43,510,804       $43,510,804       30,894,164        $30,894,164
Capital stock issued upon reinvest-
         ment of dividends and distributions2,249,117         2,249,117         1,647,402        1,647,402
Capital stock redeemed     (26,554,372)     (26,554,372)      (28,497,422)      (28,497,422)
Net increase      19,205,549        $19,205,549      4,044,144         $ 4,044,144


Adviser Class
Capital stock sold         21,197   $   21,197       417,209  $  417,209
Capital stock issued upon reinvest-
         ment of dividends and distributions1,638    1,638    6,461    6,461
Capital stock redeemed     (226,194)        (226,194)         (241,588)         (241,588)
Net increase (decrease)    (203,359)        $(203,359)        182,082  $182,082


6. Transamerica Premier Short-Intermediate Government Fund
On April 30, 1997, the Board of Directors of the Company elected to terminate the Transamerica Premier Short-Intermediate Government Fund.


39

#

40

Report of Ernest & Young llp, Independent Auditors


40

To the Shareholders and Board of Directors of Transamerica Investors, Inc.


40

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Aggressive Growth Fund, Transamerica
Premier Small Company Fund, Transamerica Premier Equity Fund, Transamerica Premier Index Fund, Transamerica Premier Bond Fund, Transamerica Premier Balanced Fund, and Transamerica Premier Cash Reserve Fund) (the "Funds") as of December 31, 1997, and the related statements of operations for the fiscal year then ended, changes in net assets for each of the two fiscal years in the period then ended, and financial highlights for each of the three fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fundsi management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., as of December 31, 1997, and the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended and their financial highlights for each of the three fiscal years in the period then ended, in conformity with generally accepted accounting principles.



Los Angeles, California
January 30, 1998


41

Transamerica Premier Funds
Board of Directors and Officers


41

Transamerica Premier
Funds Directors
Nooruddin S. Veerjee
Chairman of the Board
Sidney E. Harris
Charles C. Reed
Gary U. Rolle
Carl R. Terzian
Transamerica Premier
Funds Officers
Nooruddin S. Veerjee
Chief Executive Officer
Nicki A. Bair
President
E. Joy Heckendorf
Senior Vice President
Susan R. Hughes
Treasurer
Reid A. Evers
Secretary
H. Michael Kim
Vice President
Donald P. Radisich
Vice President
Christopher W. Shaw
Assistant Vice President

Investment Adviser
Transamerica Investment Services, Inc.
1150 South Olive Street
Los Angeles, CA 90015
Distributor
Transamerica Securities Sales Corporation
1150 South Olive Street
Los Angeles, CA 90015
Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
Transfer Agent
State Street Bank/Boston Financial
  Data Services
Two Heritage Drive
North Quincy, Massachusetts 02171


41

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Fundsi shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest. Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

(C)1998 Transamerica Securities Sales Corporation, Distributor

1-800-89-ASK-US (1-800-892-7587)
http://funds.transamerica.com
e-mail: PremierFunds@Transamerica.com
TPF 213


41

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